Exhibit  10(vi)








                                 MONROE BANCORP
                        EMPLOYEE STOCK OWNERSHIP PLAN (As
             Amended and Restated Generally Effective as of January
                                    1, 2001)






                      [Conformed through Second Amendment]
















                                Krieg DeVault LLP
                         One Indiana Square, Suite 2800
                           Indianapolis, IN 46204-2079
                              www.kriegdevault.com

                                   ADOPTION OF
                                   -----------
                                 MONROE BANCORP
                                 --------------
                        EMPLOYEE STOCK OWNERSHIP PLAN (As
                        ---------------------------------
         Amended and Restated Generally Effective as of January 1, 2001)


     Pursuant to resolutions adopted by the Board of Directors of Monroe Bancorp (the "Company") on December 20, 2001 the undersigned officers of the Company hereby adopt the Monroe Bancorp Employee Stock Ownership Plan (As Amended and Restated Generally Effective as of January 1, 2001) on behalf of the Company, in the form attached hereto.

     Dated this 20th day of December, 2001.

                                       By /s/ Mark D. Bradford
                                          ------------------------------------

                                          Mark D. Bradford, President,
                                          Chief Executive Officer
ATTEST:


/s/ R. Scott Walters
------------------------------------
R. Scott Walters, Secretary

                                                     CONTENTS
SECTION                                                                                                        Page
-------                                                                                                        ----
ARTICLE I Introduction............................................................................................1
----------------------
         Section 1.1       Purpose................................................................................1
         -----------       -------
         Section 1.2       Effective Date.........................................................................1
         -----------       --------------
         Section 1.3       Employers and Affiliates...............................................................2
         -----------       ------------------------
         Section 1.4       Plan Administration; Plan Year.........................................................2
         -----------       ------------------------------
         Section 1.5       Funding of Benefits....................................................................2
         -----------       -------------------
         Section 1.6       Examination of Documents...............................................................2
         -----------       ------------------------
         Section 1.7       Plan Supplements.......................................................................2
         -----------       ----------------
         Section 1.8       Definition References..................................................................2
         -----------       ---------------------

ARTICLE II Participation and Service..............................................................................5
------------------------------------
         Section 2.1       Eligibility to Participate.............................................................5
         -----------       --------------------------
         Section 2.2       Commencement of Participation..........................................................5
         -----------       -----------------------------
         Section 2.3       Duration of Participation..............................................................5
         -----------       -------------------------
         Section 2.4       Restricted Participation and Reemployment..............................................5
         -----------       -----------------------------------------
         Section 2.5       Service................................................................................6
         -----------       -------
         Section 2.6       Military Service.......................................................................8
         -----------       ----------------
         Section 2.7       Notice of Participation................................................................8
         -----------       -----------------------

ARTICLE III Contributions  9
-------------------------
         Section 3.1       Regular Contributions..................................................................9
         -----------       ---------------------
         Section 3.2       Limitations on Contributions...........................................................9
         -----------       ----------------------------
         Section 3.3       Payment of Contributions...............................................................9
         -----------       ------------------------

ARTICLE IV Allocations to Participants...........................................................................10
--------------------------------------
         Section 4.1       Individual Accounts...................................................................10
         -----------       -------------------
         Section 4.2       Accounting Date.......................................................................10
         -----------       ---------------
         Section 4.3       Account Adjustments...................................................................10
         -----------       -------------------
         Section 4.4       Company Stock Accounts................................................................11
         -----------       ----------------------
         Section 4.5       Other Investments Accounts............................................................11
         -----------       --------------------------
         Section 4.6       Allocation of Regular Contributions...................................................11
         -----------       -----------------------------------
         Section 4.7       Eligible Participants.................................................................13
         -----------       ---------------------
         Section 4.8       Allocation of Remainders..............................................................13
         -----------       ------------------------
         Section 4.9       Total Compensation....................................................................13
         -----------       ------------------
         Section 4.10      Maximum Additions.....................................................................14
         ------------      -----------------
         Section 4.11      Limitation Due to Defined Contribution Plan and Defined Benefit Plan
         ------------      ---------------------------------------------------------------------
                           Participation.........................................................................16
                           -------------
         Section 4.12      Cash Dividends on Company Stock.......................................................16
         ------------      -------------------------------
         Section 4.13      Annual Statement to Participants......................................................19
         ------------      --------------------------------

ARTICLE V Investment of Trust Assets.............................................................................20
------------------------------------
         Section 5.1       Investments...........................................................................20
         -----------       -----------
         Section 5.2       Purchase of Company Stock.............................................................20
         -----------       -------------------------

                                       i

         Section 5.3       Sale of Company Stock.................................................................21
         -----------       ---------------------
         Section 5.4       Suspense Account......................................................................21
         -----------       ----------------

ARTICLE VI Exempt Loans    22
-----------------------
         Section 6.1       Loans.................................................................................22
         -----------       -----
         Section 6.2       Loan Payments.........................................................................23
         -----------       -------------
         Section 6.3       Put Option............................................................................25
         -----------       ----------
         Section 6.4       Continuation of Rights of Put Option..................................................26
         -----------       ------------------------------------
         Section 6.5       Right of First Refusal................................................................26
         -----------       ----------------------

ARTICLE VII Distribution of Benefits.............................................................................27
------------------------------------
         Section 7.1       Retirement or Disability..............................................................27
         -----------       ------------------------
         Section 7.2       Death.................................................................................27
         -----------       -----
         Section 7.3       Resignation or Dismissal..............................................................27
         -----------       ------------------------
         Section 7.4       Remainders and Reinstatement of Remainders............................................28
         -----------       ------------------------------------------
         Section 7.5       Payment of Benefits...................................................................28
         -----------       -------------------
         Section 7.6       Manner of Payment.....................................................................30
         -----------       -----------------
         Section 7.7       Death Distribution Provisions.........................................................30
         -----------       -----------------------------
         Section 7.8       Spousal Death Benefit.................................................................30
         -----------       ---------------------
         Section 7.9       Property Distributed..................................................................31
         -----------       --------------------
         Section 7.10      Designation of Beneficiary............................................................31
         ------------      --------------------------
         Section 7.11      Direct Rollovers......................................................................32
         ------------      ----------------

ARTICLE VIII Funding and Plan Administration.....................................................................33
--------------------------------------------
         Section 8.1       Funding Policy........................................................................33
         -----------       --------------
         Section 8.2       Benefits Committee....................................................................33
         -----------       ------------------
         Section 8.3       Appointment, Resignation, Removal of Committee Members................................33
         -----------       ------------------------------------------------------
         Section 8.4       Committee Procedures..................................................................33
         -----------       --------------------
         Section 8.5       Committee Powers and Duties...........................................................33
         -----------       ---------------------------
         Section 8.6       Committee Rules and Decisions.........................................................34
         -----------       -----------------------------
         Section 8.7       Interested Committee Member...........................................................34
         -----------       ---------------------------
         Section 8.8       Facility of Payment...................................................................34
         -----------       -------------------
         Section 8.9       Missing Participants and Beneficiaries................................................35
         -----------       --------------------------------------
         Section 8.10      Claims and Review Procedures..........................................................35
         ------------      ----------------------------
         Section 8.11      Committee Expenses....................................................................35
         ------------      ------------------
         Section 8.12      Fiduciary Responsibilities............................................................35
         ------------      --------------------------
         Section 8.13      Trustee "Put" Option..................................................................35
         ------------      --------------------

ARTICLE IX Miscellaneous   37
------------------------
         Section 9.1       Nonguarantee of Employment............................................................37
         -----------       --------------------------
         Section 9.2       Rights to Trust Assets................................................................37
         -----------       ----------------------
         Section 9.3       Nonalienation of Benefits.............................................................37
         -----------       -------------------------
         Section 9.4       Applicable State Law..................................................................37
         -----------       --------------------
         Section 9.5       Illegal or Invalid Provisions.........................................................37
         -----------       -----------------------------
         Section 9.6       Gender and Number.....................................................................37
         -----------       -----------------
         Section 9.7       Execution in Counterparts.............................................................37
         -----------       -------------------------

                                       ii

         Section 9.8       Waiver of Notice......................................................................37
         -----------       ----------------
         Section 9.9       Action by the Employers...............................................................37
         -----------       -----------------------
         Section 9.10      Indemnification.......................................................................38
         ------------      ---------------
         Section 9.11      Nonguarantee of Funds.................................................................38
         ------------      ---------------------
         Section 9.12      Qualified Domestic Relations Orders...................................................38
         ------------      -----------------------------------
         Section 9.13      Federal and State Securities Law Compliance...........................................38
         ------------      -------------------------------------------

ARTICLE X Amendment and Termination..............................................................................39
-----------------------------------
         Section 10.1      Amendment.............................................................................39
         ------------      ---------
         Section 10.2      Termination...........................................................................39
         ------------      -----------
         Section 10.3      Termination Procedures................................................................39
         ------------      ----------------------
         Section 10.4      Limitation on Amendment or Termination................................................39
         ------------      --------------------------------------

ARTICLE XI Successors, Mergers and Plan Assets...................................................................41
----------------------------------------------
         Section 11.1      Successors............................................................................41
         ------------      ----------
         Section 11.2      Plan Mergers, Consolidations and Transfers............................................41
         ------------      ------------------------------------------
         Section 11.3      Plan Assets...........................................................................41
         ------------      -----------

ARTICLE XII Voting Company Stock.................................................................................42
--------------------------------
         Section 12.1      Matters Which Require Pass Through of Voting Rights...................................42
         ------------      ---------------------------------------------------
         Section 12.2      Confidential Procedure for Passing Through Voting Rights..............................42
         ------------      --------------------------------------------------------
         Section 12.3      Committee Direction of Trustee........................................................42
         ------------      ------------------------------
         Section 12.4      Tender Offers.........................................................................42
         ------------      -------------

ARTICLE XIII Diversification of Investment in Company Stock......................................................44
-----------------------------------------------------------
         Section 13.1      Election by Qualified Participant.....................................................44
         ------------      ---------------------------------
         Section 13.2      Method of Diversifying Investment.....................................................44
         ------------      ---------------------------------

ARTICLE XIV Participation By Affiliates..........................................................................47
---------------------------------------
         Section 14.1      Affiliate Participation...............................................................47
         ------------      -----------------------
         Section 14.2      Company Action Binding on Other Employers.............................................47
         ------------      -----------------------------------------

SUPPLEMENT A Claims and Review Procedures.......................................................................A-1
-----------------------------------------

SUPPLEMENT B Top-Heavy Provisions...............................................................................B-1
---------------------------------

                                 MONROE BANCORP
                                 --------------
                          EMPLOYEE STOCK OWNERSHIP PLAN
                          -----------------------------
       (As Amended and Restated Generally Effective as of January 1, 2001)


                                   ARTICLE I
                                   ---------
                                  Introduction
                                  ------------

     Section 1.1 Purpose. The Monroe Bancorp Employee Stock Ownership Plan, (as amended and restated generally effective as of January 1, 2001) (the "Plan") is maintained by Monroe Bancorp (the "Company"). The Plan constitutes an employee stock ownership plan as described in Section 4975(e)(7) of the Internal Revenue Code of 1986, as amended (the "Code"), and Section 407(d)(6) of the Employee Retirement Income Security Act of 1974 ("ERISA") which is intended to be a stock bonus plan qualified under Code Section 401(a).

     The purposes of this Plan, as restated, are to enable eligible employees to share in the growth and prosperity of the Company, to accumulate capital for their future economic security, and to acquire stock ownership interests in the Company. Consequently, Employer contributions to the Plan will be invested primarily in qualifying employer securities, within the meaning of Code Section 4975(e)(8) and Section 407(d)(5) of ERISA, issued by the Company ("Company Stock").

     The Plan is also designed to assist the Company in meeting some of its corporate finance objectives. Accordingly, it may be used to:

     (a) Provide an entity which may purchase Company Stock from time to time from shareholders or directly from the Company; and, if such stock is purchased directly from the Company, to provide the Company with additional capital;

     (b) Provide eligible employees with beneficial ownership of Company Stock; and

     (c) Receive loans (or other extensions of credit) to finance the acquisition of Company Stock, with such loans (or credit) secured primarily by a commitment by the Company to make (subject to the limitations in Section 4.10) Company contributions to the Trust in amounts sufficient to enable principal and interest on such loans to be repaid.

     Section 1.2 Effective Date. The Plan was originally established by the Company effective January 1, 1985 (the "Original Effective Date"). The Plan was amended and restated as of January 1, 1991. The "Effective Date" of the Plan, as amended and restated, is January 1, 2001, unless otherwise specified in the Plan or required by applicable law. The provisions of the Plan as restated only apply to an individual employed by an Employer on or after the Effective Date. The rights and benefits, if any, of an employee whose employment with the Employers terminated before the Effective Date will be determined in accordance with the terms of the Plan as of the date of his termination; provided, however, that if a Participant's benefits were not fully distributed prior to the Effective Date, then the provisions of the Plan as restated herein will govern the subsequent investment and distribution of those benefits.

     Section 1.3 Employers and Affiliates. Any Affiliate may adopt the Plan for the benefit of its employees with the Company's consent in accordance with
Section 12.1. For purposes of this Plan, the term "Affiliate" means the Company and any other corporation or trade or business whose employees are treated as being employed by the Company under Code Sections 414(b), 414(c), 414(m) and 414(o). The Company and each other Affiliate that adopts the Plan are referred to as the "Employers" and sometimes individually as an "Employer."

     Section 1.4 Plan Administration; Plan Year. The Plan is administered by the Benefits Committee (the "Committee"), as described in Article VIII, on the basis of a "Plan Year" which is the 12-month period commencing on each January 1 and ending on the following December 31. Any notice or document required to be given to or filed with an Employer or the Committee will be properly given or filed if delivered or mailed, by registered mail, postage prepaid, to:

                           The Benefits Committee
                           c/o Monroe Bancorp
                           P.O. Box 2329
                           Bloomington, Indiana 47402

     Section 1.5 Funding of Benefits. Funds contributed under the Plan will be held and invested, until distribution, by one or more Trustees (the "Trustee") appointed by the Company, in accordance with the terms of one or more trust agreements (the "Trust") between the Company and the Trustee which implement and form a part of the Plan. The provisions of and benefits under the Plan are subject to the terms and provisions of the Trust.

     Section 1.6 Examination of Documents. Copies of the Plan and Trust, and any amendments of either document, will be made available at the principal office of each Employer where they may be examined by any Participant or other person entitled to benefits under the Plan.

     Section 1.7 Plan Supplements. The provisions of the Plan may be modified by supplements to the Plan. The terms and provisions of each supplement are a part of the Plan and supersede any other provisions of the Plan to the extent necessary to eliminate any inconsistencies between the supplement and any other Plan provisions.

     Section 1.8 Definition References. The following terms are defined in the Plan in the following sections:

     Term                                                      Plan Section
     ----                                                      ------------
     Account ..................................................    4.1
     Accounting Date...........................................    4.2
     Accounting Period.........................................    4.2
     Adverse Benefit Determination.............................    A-3
     Affiliate.................................................    1.3

     Aggregated Plan...........................................    B-5(a)
     Alternate Payee...........................................    9.12
     Annual Addition...........................................    4.10(b)
     Authorized Leave of Absence...............................    2.5(e)
     Beneficiary...............................................    7.10
     Benefit Claim.............................................    A-1
     Board.....................................................    3.1
     Claimaint.................................................    A-1
     Code......................................................    1.1
     Committee.................................................    1.4
     Company...................................................    1.1
     Company Contributions Account.............................    3.3
     Company Stock.............................................    1.1
     Company Stock Account.....................................    4.1(a)
     Compensation Cap..........................................    4.9
     Covered Employee..........................................    2.1(c)
     Determination Date........................................    B-2
     Direct Rollover...........................................    7.11
     Disability Claim..........................................    A-2
     Distributee...............................................    7.11
     Distribution Period.......................................    7.5
     Effective Date............................................    1.2
     Eligible Participant......................................    4.7
     Eligible Retirement Plan..................................    7.11
     Eligible Rollover Distribution............................    7.11
     Eligibility Period........................................    2.5(a)
     Employers.................................................    1.3
     Entry Date................................................    2.2
     ERISA.....................................................    1.1
     Highly Compensated Employee...............................    4.10(e)
     Hour of Service...........................................    2.5(b)
     Inactive Participant......................................    2.4
     Key Employee..............................................    B-3(a)
     Loan......................................................    6.1
     Married Participant.......................................    7.8
     Nonallocation Period......................................    4.6(b)
     Non-Key Employee..........................................    B-3(b)
     Normal Retirement Age.....................................    7.1
     Offer.....................................................    12.4
     One-Year Break in Service.................................    2.5(d)
     Original Effective Date...................................    1.2
     Other Investments Account.................................    4.1(b)
     Participant...............................................    2.2
     Plan......................................................    1.1
     Plan Termination Date.....................................    10.3
     Plan Year.................................................    1.4

     Predecessor Employer......................................    2.5(c)
     Qualified Domestic Relations Order........................    9.12
     Qualified Election Period.................................    13.1
     Qualified Participant.....................................    13.1
     Re-Balancing Date.........................................    4.12(a)(ii)
     Reemployed Participant....................................    7.3
     Regular Contribution......................................    3.1
     Remainder.................................................    7.4
     Separation Period.........................................    7.3
     Surviving Spouse..........................................    7.8(c)
     Thrift Plan...............................................    4.12(a)
     Top-Heavy Group...........................................    B-5(a)
     Top-Heavy Plan............................................    B-1
     Total and Permanent Disability............................    7.1
     Total Compensation........................................    4.9
     Trust.....................................................    1.5
     Trustee...................................................    1.5
     Vested Percentage.........................................    7.3
     Years of Service..........................................    7.3

                                   ARTICLE II
                                   ----------

                            Participation and Service
                            -------------------------

     Section 2.1 Eligibility to Participate. Every individual employed by an Employer is eligible to participate in the Plan provided that:

     (a)  He has attained age 21;

     (b) He has completed an Eligibility Period in which he has been credited with at least 1,000 Hours of Service (as determined under Section 2.5); and

     (c) He is a Covered Employee. The term "Covered Employee" means an individual employed by an Employer and classified by the Employer as a common-law employee (regardless of actual employment status), except that term does not include (i) an Employee employed in a unit of employees subject to a collective bargaining agreement where retirement benefits are negotiated in good faith by the Employer and that unit's bargaining representative, or (ii) any individual who is not classified as an employee of an Employer for purposes of the Employer's payroll records (including, without limitation, any independent contractor, any leased employee or other individual employed by or through a temporary help firm, employee leasing firm or professional employer organization), regardless of whether such individual is or is later determined to be a common law employee of the Employer.

     Section 2.2 Commencement of Participation. Subject to the conditions and limitations of the Plan, an employee will become a "Participant" under the following conditions. Each employee who was a Participant in the Plan on December 31, 2000 will continue as a Participant on and after January 1, 2001. Any other employee will become a "Participant" on the first day of any January or July (an "Entry Date") coincident with or next following the latest of (i) the date he satisfies the eligibility requirements of Section 2.1, (ii) the Effective Date, or (iii) the date the employee's Employer becomes an Employer under the Plan pursuant to Section 12.1. If an employee satisfies the requirements of subsections 2.1(a) and (b) but is not a Covered Employee, he will become a Participant in the Plan on the date he becomes a Covered Employee.

     Section 2.3 Duration of Participation. Subject to Section 2.4, an employee will continue as a Participant until the later of his termination of employment with all of the Affiliates or the complete distribution of his Plan benefits.

     Section 2.4 Restricted Participation and Reemployment. A Participant who
(i) has ceased to be employed by an Employer but has not received a complete distribution of his Plan benefits or (ii) remains in the employ of an Employer but has ceased to be a Covered Employee will, upon either such event, become an "Inactive Participant." An Inactive Participant (including the Beneficiary of a deceased Participant) will be treated as a Participant for all purposes of the Plan, except as follows:

     (a) An Inactive Participant will not share in any Regular Contributions, under Section 3.1 or Remainders, except as provided in Section 4.7.

     (b) The Beneficiary of a deceased Participant cannot designate a Beneficiary under Section 7.10.

     An Inactive Participant who has not terminated employment with all of the Affiliates will become an active Participant upon his return to status as a Covered Employee. An employee who was a Participant and who has terminated employment with all of the Affiliates will, in the event he is subsequently reemployed by an Employer become an active Participant upon his reemployment as a Covered Employee. An employee who was never a Participant and has terminated employment with all of the Affiliates and is subsequently reemployed by an Employer will be treated as a new employee and will become a Participant upon satisfying the requirements of Section 2.1. An employee who satisfied the requirements of Section 2.1 but did not become a Participant under Section 2.2 will be treated as a former Participant eligible for active participation in accordance with the foregoing provisions of this Section 2.4.

     Section 2.5 Service. The following terms and provisions apply in determining a Participant's service under the Plan:

     (a) An "Eligibility Period" is (i) the 12 consecutive month period commencing on the date the employee first performs an Hour of Service and (ii) each Plan Year beginning on or after that date.

     (b) The term "Hour of Service" means each hour for which an employee is directly or indirectly paid or entitled to payment by an Affiliate for the performance of duties and for reasons other than the performance of duties (such as vacation, sickness, disability, back pay or Authorized Leave of Absence) determined and credited in accordance with Section 2530.200b-2 of the Department of Labor regulations which are incorporated herein by reference. No more than 501 Hours of Service will be credited under this subsection (b) for any computation period in which no duties are performed by the employee. Employees will be credited with Hours of Service on the basis of the "actual" method. For purposes of the Plan, the "actual" method means the determination of Hours of Service from records of hours worked and hours for which the Employer makes payment or for which payment is due from the Employer. Hours of Service by an individual considered to be an employee of an Affiliate under Code Section 414(n) or (o) will be treated as Hours of Service under this subsection (b). In amplification of the foregoing, Hours of Service completed by a leased employee of an Employer or Affiliate will be credited in the same manner under the Plan as such Hours of Service are credited for an Employee. A `leased employee' is any person (other than an employee) who, pursuant to an agreement between the recipient and any other person (`leasing organization'), has performed services for the recipient (or for the recipient and related person determined in accordance with Code Section 414(n)(6)) on a substantially full-time basis for a period of at least one year, and such services are performed under the primary direction or control by the recipient, except: a leased employee will not be considered an employee of the recipient if such leased employee is a participant in a money purchase pension plan providing such leased employee with a 100 percent vested contribution of at least ten percent of the leased employee's compensation as defined in Code Section 415(c)(3) and leased employees do not constitute more than 20 percent of the recipient's nonhighly compensated workforce. Contributions or benefits provided a leased employee by the leasing organization which are attributable to services performed for the recipient employer will be treated as provided by the recipient employer.

     (c) Unless otherwise provided by the Company, Hours of Service with a Predecessor Employer will be disregarded. A "Predecessor Employer" means any entity of which the stock, assets or business was acquired by an Employer by merger, consolidation or purchase.

     (d) The term "One-Year Break in Service" means any Plan Year in which the Employee is not credited with more than 500 Hours of Service.

     (e) An Authorized Leave of Absence does not constitute a termination of employment. For purposes of this Plan an "Authorized Leave of Absence" means:

          (i) An absence authorized by the Employer under its standard personnel practices applied uniformly to all similarly situated employees; and

          (ii) An absence due to service in the Armed Forces of the United States described in any applicable statute granting reemployment rights to employees engaged in such service.

     (f) Solely for purposes of determining whether a One-Year Break in Service has occurred, an individual who is absent from work for maternity or paternity reasons will receive credit for the Hours of Service which would otherwise have been credited to such individual but for such absence, or in any case in which such hours cannot be determined, eight Hours of Service per day of such absence. For purposes of this subsection, an absence from work for maternity or paternity reasons means an absence (i) by reason of the pregnancy of the individual,
          (ii) by reason of a birth of a child of the individual, (iii) by reason of the placement of a child with the individual in connection with the adoption of such child by such individual, or (iv) for purposes of caring for such child for a period beginning immediately following such birth or placement. The Hours of Service credited under this subsection will be credited (1) in the computation period in which the absence begins if the crediting is necessary to prevent a One-Year Break in Service in that period, or (2) in all other cases, in the following computation period. No more than 501 Hours of Service will be credited under this subsection in any computation period. The Committee may require an employee to furnish any information the Committee may need to establish that the employee's absence was for one of the reasons specified above.

     Section 2.6 Military Service. Notwithstanding any provision of this Plan to the contrary, effective as of December 12, 1994, contributions, benefits and service credit with respect to qualified military service will be provided in accordance with Code Section 414(u).

     Section 2.7 Notice of Participation. The Committee will notify each Covered Employee of the date he becomes a Participant in the Plan and will furnish each Participant with a summary plan description and such other reports required by the applicable governmental rules and regulations.

                                  ARTICLE III
                                  -----------

                                  Contributions
                                  -------------

     Section 3.1 Regular Contributions. Subject to the conditions and limitations of this Article III and Article IV, each Plan Year, an Employer may contribute to the Trustee an amount designated as a "Regular Contribution" as determined by the Board in its sole discretion. A Regular Contribution made by an Employer under this Section 3.1 will be allocated to Eligible Participants in accordance with Section 4.6(a).

     Regular Contributions may be paid to the Trust in cash or in whole shares of Company Stock, as determined by the Board of Directors of the Company ("Board"). Such contributions may also be paid in cash in such amounts and at such times (subject to the limits of Section 4.10), as may be needed to provide the Trust with funds sufficient to pay when due any principal and interest payments required by a Loan incurred by the Trustee pursuant to Article VI to finance the acquisition of Company Stock, except to the extent that such principal and interest payments have been satisfied by the Trust from cash dividends paid with respect to Company Stock as provided in Section 4.12(b).

     Section 3.2 Limitations on Contributions. An Employer's contributions made under Section 3.1 above for any taxable year of the Employer (that is, for a Plan Year that begins with or within that taxable year) may not, unless the Employer specifies otherwise, exceed an amount equal to the maximum amount deductible by the Employer on account of these contributions for federal income tax purposes for that taxable year.

     Section 3.3 Payment of Contributions. Regular Contributions to be made under Section 3.1 are to be paid to the Trustee no later than the date prescribed by law for filing the Employer's federal income tax return, including extensions. Unless otherwise determined by the Board in its discretion, any contributions paid with respect to a Plan Year under this Section 3.3 will be considered to have been paid on the last day of that year, regardless of when actually paid to the Trustee. All Regular Contributions for a Plan Year will be allocated to the Company Contributions Account when paid. As of the last day of the Plan Year, amounts in the Company Contributions Account, including amounts contributed after such last day, will be allocated to Participants' Accounts as provided in Article IV. The "Company Contributions Account" is the account used to reflect Company Stock and other assets held by the Trustee derived from Regular Contributions to the Trust, prior to their allocation to the Participants' Accounts in accordance with the provisions of Article IV. The Company Contribution Account will not share in the net income (or loss) of the Trust, as described in Section 4.3.

                                   ARTICLE IV
                                   ----------

                           Allocations to Participants
                           ---------------------------

     Section 4.1 Individual Accounts. The Committee will create and maintain an Account under the Plan on behalf of each Participant which will consist of the following:

     (a) A "Company Stock Account" to reflect the Participant's allocable share of Company Stock as provided in Section 4.4; and

     (b) An "Other Investments Account" to reflect the Participant's allocable share of the Regular Contributions made in cash and not used to purchase Company Stock as provided in subsection 4.5(a).

     The Committee will also establish the suspense account referred to in
Section 5.4 if a Loan is incurred by the Trust. The Committee will maintain records from which it can be determined the portion of each Other Investments Account which at any time is available to meet obligations under a Loan in accordance with Section 6.1 and the portion which is not so available. Unless the context indicates otherwise, references to a Participant's "Account" mean all accounts maintained in his name under the Plan.

     Section 4.2 Accounting Date. The term "Accounting Date" means each December 31, and any other date selected by the Committee, including those dates described in Section 7.5(d) and any date the Plan is terminated or partially terminated. Any reference to an "Accounting Period" ending on an Accounting Date means the period since the last preceding Accounting Date.

     Section 4.3 Account Adjustments. The Committee will adopt accounting procedures for the purpose of making the allocations, valuations and adjustments to Participants' Accounts provided for in this Article IV. Except as provided in Treasury Regulation Section 54.49751(d), Company Stock acquired by the Plan will be accounted for as provided under Treasury Regulation Section 1.402(a)-1(b); allocations of Company Stock will be made separately for each class of stock; and the Committee will maintain adequate records of the cost basis of all shares of Company Stock allocated to each Participant's Company Stock Account. From time to time, the Committee may modify the accounting procedures for the purpose of achieving equitable and nondiscriminatory allocations among the Accounts of Participants in accordance with the general concepts of the Plan and the provisions of this Section 4.3. Valuations of Trust assets will be made at fair market value, except that Company Stock will be valued by the Committee as described in Section 5.2.

     The net income (or loss) of the Trust will be determined as of each Accounting Date which coincides with the last day of the Plan Year. Prior to the allocation of Regular Contributions and Remainders for the Plan Year ending on such Accounting Date, each Participant's share of the net income (or loss) will be allocated to his Other Investments Accounts, in the ratio which the adjusted balance of each of his Other Investments Accounts on the prior Accounting Date (reduced by the amount of any distributions, purchases of Company Stock, payment of principal and interest on any Loan to the extent allowed, or payment of expenses therefrom during the Accounting Period) bears to the sum of such balances for all Participants as of that date. For purposes of this Section 4.3, net income (or loss) of the Trust will not include (i) Regular Contributions, (ii) Remainders, (iii) unless otherwise provided in the Plan cash dividends on Company Stock, (iv) stock dividends on Company Stock, or (v) any gains or losses upon sales or exchanges of unallocated Company Stock, except in connection with sales or exchanges carried out in connection with the termination of the Plan as provided in Section 10.3. Cash dividends on Company Stock will be allocated as provided in Section 4.12. Net income (or loss) attributable to (i) any limitation account established under Section 4.10 and (ii) the Company Contribution Account, will be allocated as set forth above and the limitation account and the Company Contributions Account will not share in the allocation of net income (or loss) of the Trust.

     Section 4.4 Company Stock Accounts. The Company Stock Accounts will be invested by the Trustee as directed by the Committee. The Company Stock Account maintained for each Participant will be credited with the Participant's allocable share of the Company Stock (including fractional shares) (i) purchased by the Trustee with Regular Contributions made in cash; (ii) contributed in kind by the Employers under Section 3.1; (iii) allocated Remainders of Company Stock as determined under Section 7.4; (iv) released from the suspense account referred to in Section 5.4 due to payments on a Loan with the Employer's Regular Contributions or from the Participant's Other Investments Account; (v) attributable to cash dividends on shares of Company Stock which are used to pay principal or interest on a Loan as determined under Section 6.2.; and (vi) from stock dividends on Company Stock allocated to his Company Stock Account which constitute his allocable share of Trust income. Company Stock acquired by the Trust with the proceeds of a Loan will be allocated to the Company Stock Accounts of Participants according to the method set forth in Section 4.6(a), as the Company Stock is released from the suspense account as provided for in
Section 6.1.

     Section 4.5 Other Investments Accounts. The Other Investments Accounts will be invested by the Trustee as directed by the Committee.

     (a) Other Investments Account maintained for each Participant will be credited (or debited) with (i) the Participant's allocable share, determined under Section 4.6, of Regular Contributions made in cash and not used to purchase Company Stock and not used to make principal and interest payments on a Loan; (ii) Remainders in other than Company Stock; and (iii) its allocable share of the net income (or loss) of the Trust (other than stock dividends on Company Stock).

     (b) Each Other Investments Account will be debited for its share of any cash payments for the acquisition of Company Stock for the benefit of Participants' Company Stock Accounts and for any payment of principal and interest on any Loan chargeable to Participants' Other Investments Accounts.

     Section 4.6 Allocation of Regular Contributions.

     (a) Regular Contributions. Subject to the limitations of this Article IV, the Company Stock released from the suspense account referred to in
          Section 5.4 or held in the Company Contributions Account under the Plan, Regular Contributions, if any, which will not be invested in Company Stock and Remainders arising since the last day of the prior Plan Year, will be allocated, after the allocation of the net income (or loss) of the Trust for the Plan Year as provided in Section 4.3, as of the last day of such Plan Year (even though receipt of the Regular Contributions by the Trustee may take place before or after the close of such Plan Year). Such allocation will be made to the Company Stock Accounts and Other Investments Accounts, as the case may be, of all Eligible Participants (as defined in Section 4.7). Such allocation will be made to each Eligible Participant's Accounts in the proportion that the Participant's Total Compensation for that Plan Year bears to the Total Compensation of all Eligible Participants for that year; provided, however, in the case of a Participant who enters or leaves the Plan on a date other than the first day of the Plan Year, such Participant's Total Compensation will include only that Total Compensation paid to the Participant on and after becoming and while he is a Participant.

     (b) Nonallocation Requirements. Effective with respect to sales of Company Stock to the Plan after October 22, 1986, no portion of the assets of the Plan attributable to (or allocable in lieu of) Company Stock acquired by the Plan in a sale to which Code Section 1042 applies may accrue (or may be allocated directly or indirectly under any other plan of the Company which meets the requirements of Code Section 401(a)) (i) during the Nonallocation Period, for the benefit of (A) any taxpayer who makes an election under Code Section 1042(a) with respect to Company Stock or (B) any individual who is related to the taxpayer (within the meaning of Code Section 267(b)); or (ii) for the benefit of any other person who owns (after the application of Code
          Section 318(a) without regard to the employee trust exception in Code
          Section 318(a)(2)(B)(i)) more than 25 percent of (A) any class of outstanding stock of the Company or of any corporation which is a member of the same controlled group of corporations with the Company (within the meaning of Code Section 409(l)(4)) or (B) the total value of any class of outstanding stock of the Company or any such corporation.

          (1)  For purposes of this subsection (b),

               (A) The term "Nonallocation Period" means the period beginning on the date of the sale of Company Stock to the Plan and ending on the later of the date which is ten years after the effective date of such sale or the date of the allocation of Company Stock under this Section 4.6 attributable to the final payment of the Loan incurred in connection with such sale.

               (B) A person will not be treated as a more than 25 percent shareholder if such person does not own, under the provisions of Code Section 318 specified in subsection
                    (b)(ii), at any time during the one-year period ending on the date of the sale of Company Stock to the Plan or on the effective date of the allocation of Company Stock to the Company Stock Accounts of Participants under the Plan, more than 25 percent of the stock described in subsection
                    (b)(ii)(A) and (B).

          (2) The provisions of subsection (b) regarding the nonallocation of Company Stock to certain individuals who are related to a taxpayer who makes an election under Code Section 1042(a) with respect to Company Stock, will not apply to an employee if:

               (A)  such employee is a lineal descendent of the taxpayer; and

               (B) the aggregate fair market value, determined under Section 5.2, of Company Stock allocated under the Plan to the Company Stock Accounts of all such lineal descendants during the Nonallocation Period, does not exceed more than five percent of the Company Stock (or amounts allocated in lieu thereof) held by the Plan which are attributable to a sale to the Plan by any person related to such descendants (within the meaning of Code Section 267(c)(4)) in a transaction to which Code Section 1042 applied.

     Section 4.7 Eligible Participants. An "Eligible Participant" means a Participant who is:

     (a) Employed by an Employer (or on an Authorized Leave of Absence) on the last day of the Plan Year and who is credited with 1,000 or more Hours of Service for that year; or

     (b) Employed by an Employer during the Plan Year who terminated his employment during that year due to his death or Total and Permanent Disability (as defined in Section 7.1) or after reaching his Normal Retirement Age.

     (c) For any Plan Year in which the number of nonhighly compensated employees benefiting under the Plan (as determined under Treasury Regulation Section 1.410(b)) would fall below the number required to benefit under the Plan under Code Section 410(b), the term "Eligible Participant" will include any nonhighly compensated Participant who was employed by an Employer during the Plan Year and was credited with 500 or more Hours of Service for that year.

     Section 4.8 Allocation of Remainders. As of each December 31st Accounting Date, the amount of a Participant's Account forfeited under the Plan, if any, will, subject to any restoration allocation required under Section 7.4, be added to the Employer's Regular Contribution for the Plan Year in which the forfeiture occurs and allocated to all Eligible Participants in the same manner as the Regular Contribution. The Committee will continue to hold the undistributed, non-vested portion of a terminated Participant's Account solely for his benefit until a forfeiture occurs at the time specified in Section 7.4.

     Section 4.9 Total Compensation. A Participant's "Total Compensation" for any Plan Year means the total amount paid to the Participant by the Employers for that year as reported on the Participant's federal wage and tax statement (Form W-2), and the amount that was not reported as taxable income on Form W-2 as a result of an election made by the Participant under a plan maintained by the Employer under Code Sections 125 and 401(k) or by reason of Code Section 132(f)(4). Total Compensation will not include any salary reduction contribution under the Monroe Bancorp Executives' Deferred Compensation Plan or (b) any amounts paid to Participants during a Plan Year under the "Quality Award Program" sponsored by the Company. In addition, a Participant's Total Compensation and "Compensation" (as defined below) does not include any amount in excess of the Compensation Cap in effect for that year. The term "Compensation Cap" means the sum of (i) $200,000 and (ii) any adjustments permitted under Code Section 401(a)(17)(B) as determined under Code
Section 415(d). Effective as of January 1, 1997, the family aggregation rules previously required by Code Section 414(q)(6) do not apply. Annual compensation means compensation paid during the Plan Year. The cost-of-living adjustment under Section 401(a)(17)(B) of the Code in effect for a calendar year applies to annual compensation for the Plan Year that begins with such calendar year.

     For purposes of determining whether the Plan discriminates in favor of Highly Compensated Employees (as defined in Section 4.10(e)), "Compensation" means compensation as defined in Code Section 415(c)(3), unless the Employer elects to use an alternative nondiscriminatory definition, in accordance with the requirements of Code Section 414(s). The Employer may elect, irrespective of whether elective deferrals are otherwise treated as Total Compensation under this Section, to include or exclude all elective contributions made by the Employer on behalf of Participants, which election must be consistent and uniformly applied to all Participants and all plans of the Employer for any Plan Year.

     Section 4.10 Maximum Additions.

     (a) Notwithstanding anything contained in the Plan to the contrary, the Annual Addition (as defined below) made to a Participant's Account for any Plan Year will not exceed the lesser of $40,000 (as adjusted for increases in the cost of living under Code Section 415(d) or 100 percent of the Participant's compensation within the meaning of Code
          Section 415.(c)(3) for the Plan Year, including, effective January 1, 1998, amounts contributed by or deferred by the Employer at the election of the Participant that are excluded from the Participant's income by reason of Code Sections 401(k), 125 or 132(f)(4) for that Plan Year. The compensation limit will not apply to any contribution for medical benefits after separation from service (within the meaning of Code Sections 401(h) or 419A(f)(2)) which is otherwise treated as an Annual Addition.

     (b) The term "Annual Addition" means the sum of the Regular Contributions and Remainders that are to be credited to a Participant's Account for a Plan Year. All defined contribution plans maintained by an Affiliate will be aggregated with this Plan for purposes of determining the limitation on Annual Additions. For purposes of the preceding sentence, the term "Annual Addition" includes any Employer contributions, employee contributions, forfeitures and allocations made on behalf of a Participant to an individual medical account, as defined in Code Section 415(l)(2), or to a separate post-retirement medical benefit account (if the Participant is a Key Employee under Code Section 419A(d)(3)) under a welfare benefit fund, as defined in Code Section 419(e).

     (c) In any Plan Year in which there is a Loan in effect and the Employer makes contributions to the Plan for the purposes of making payments of principal and interest on the Loan which are due that year, the amount of the Annual Additions of each Participant who is entitled to receive an allocation of Annual Additions will be calculated on the basis of whichever of the following methods results in a lesser Annual Addition to the Participant: (i) on the actual amount of contributions credited to the Participant's Accounts for the year; or (ii) on the amount of contributions credited to the Participant's Other Investments Account with respect to amounts invested in assets other than Company Stock and on the basis of the fair market value of Company Stock released from the suspense account and credited to the Participant's Company Stock Account for the Plan Year. Provided, however, shares of Company Stock which are not acquired by the Plan with the proceeds of a Loan will be calculated solely on the basis of the fair market value of such shares.

     (d) Notwithstanding the other provisions of this Section 4.10, if no more than one-third of the Regular Contributions for a Plan Year which are deductible as principal or interest payments on a Loan pursuant to the provisions of Code Section 404(a)(9), are allocated to Highly Compensated Employees, then the limitations imposed by this Section
          4.10 will not apply to:

          (i) Remainders of Company Stock under the Plan if the Company Stock was acquired with the proceeds of a Loan; or

          (ii) Regular Contributions which are deductible as interest payments on a Loan under Code Section 404(a)(9)(B) and charged against a Participant's account.

     (e) For purposes of this Section 4.10, effective January 1, 1997, a "Highly Compensated Employee" means an individual described in Code
          Section 414(q), which includes an employee who:

          (i) At any time during the current or the preceding Plan Year, was a five-percent owner of an Affiliate;

          (ii) During the preceding Plan Year, received compensation (as defined in subsection (a) above from the Affiliates in excess of $80,000 (as adjusted under Code Section 414(q)(1)).

     (f)  If an Annual Addition exceeds the applicable limitation of this
          Section 4.10 due to a reasonable error in estimating a Participant's Total Compensation under the Plan or due to an allocation of Remainders, the excess will be held unallocated in a limitation account until it is used to reduce future contributions of the Participant's Employer under Section 3.1 in the next Plan Year and each succeeding Plan Year, if necessary. The excess will first reduce Other Investments Accounts and, second, if necessary, reduce Company Stock Accounts. If a limitation account is in existence at any time during the Plan Year pursuant to this Section 4.10, it will not participate in the allocation of the Trust's income or investment gains and losses. Upon termination of the Plan, any amounts held in the limitation account at the time of termination will revert to the Employers.

     Section 4.11 Limitation Due to Defined Contribution Plan and Defined Benefit Plan Participation. For Plan Years beginning before January 1, 2000, if the Participant is, or was, covered under a defined benefit plan and a defined contribution plan (whether or not either or both are now terminated) maintained by an Affiliate, the aggregate benefits payable on his account under both plans will be determined in accordance with the provisions of Code Section 415 and
Section 1106 of the Tax Reform Act of 1986. Consequently, a defined benefit fraction and a defined contribution fraction will be calculated as prescribed by those sections. If, in any Plan Year, the sum of the defined benefit plan fraction and the defined contribution plan fraction would exceed 1.0, the rate of benefit accruals under the defined benefit plan will be reduced so that the sum of the fractions equals 1.0.

     Section 4.12 Cash Dividends on Company Stock. Cash dividends received by the Trustee on Company Stock held by the Plan may be utilized in one or a combination of the following four ways, in the sole discretion of the Trustee.

     (a) Distribution to Participants. All or any part of such dividend may be distributed to Participants (and Inactive Participants or Beneficiaries as provided below) who have not received a distribution (or a deemed distribution due to termination employment prior to becoming vested) of their Accounts and who are entitled to receive an allocation of Trust income in accordance with the provisions of
          Section 4.3 on the payment date of such dividend, in a non-discriminatory manner; provided, however, that any current payment determined by the Trustee to be paid to such Participants in cash must be paid directly to Participants or paid to the Trustee and distributed in cash by the Trustee to those Participants to whom, in accordance with the provisions of this subsection 4.12(a), such dividend is to be distributed, not later than 90 days after the close of the Plan Year in which the dividend is paid. Provided, further, effective for cash dividends paid on or after December 31, 2001, a Participant will receive an allocation of cash dividends only with respect to shares of Company Stock allocated to his Company Stock Account, as of the dates indicated below:

          (i) If the dividend payment date precedes the Re-Balancing Date, as of the December 31 Accounting Date which coincides with or immediately precedes the payment date and only if the Participant had a Company Stock Account balance on both the Accounting Date and the payment date.

          (ii) If the dividend payment date coincides with or follows the Re-Balancing Date, as of the Re-Balancing Date which coincides with or immediately precedes the payment date and only if the Participant had a Company Stock Account balance on both the Re-Balancing Date and the payment date.

          The term "Re-Balancing Date" means each June 30 as of which date each Participant's Account will be updated to reflect distributions under
          Article VII, diversification elections under Article XIII and any other activity that, since the preceding January 1, caused a change in the balance of the Participant's Company Stock and/or Other Investment Account.

          Dividends paid with respect to Company Stock that has not been, or is not treated as, allocated to Participants' Company Stock Accounts and dividends paid with respect to Company Stock held in the Company Stock Accounts of Participants who have terminated employment and who are not vested in their Accounts, will be distributed or allocated as of each dividend payment date to the Other Investments Account of (A) Participants who are employees on the payment date and who have an Account balance on such date and (B) Participants who have terminated employment during the Plan Year containing the payment date and are 100 percent vested in an Account balance that remains in the Plan on such date. Such distribution or allocation will be made to each Participant in the ratio that such Participant's Total Compensation for the Plan Year ending on or immediately preceding the payment date for such dividend bears to the Total Compensation for such year of all other Participants eligible to receive an allocation or distribution of such dividend.

          Any payment of a cash dividend to a Participant on shares of Company Stock that is made under this subsection (a) will be accounted for as if the Participant receiving such dividend was the direct owner of such shares and such payment will not be treated as a distribution under the Plan.

          It is noted that, under the Monroe Bancorp Thrift Plan ("Thrift Plan"), effective for cash dividends paid on or after December 31, 2001, unless a Participant properly elects otherwise, he is deemed to automatically elect to increase, on a dollar-for-dollar basis (expressed as a dollar amount or a percentage of Total Compensation), his compensation deferral contributions under the Thrift Plan in an amount equal to the cash dividends distributed to the Participant under this subsection (a). It is also noted that such increased compensation deferral contributions are subject to the limits thereon imposed by Code Sections 402(g), 401(k) and 415. To the extent any of these limitations would otherwise apply, the increase in the compensation deferral contributions will stop and the corresponding amount which would otherwise be distributable under this subsection
          (a) will be allocated to the Participant's Other Investments Account in accordance with the provisions of subsection (c).

          To the extent a Participant properly elects not to have his compensation deferral contributions automatically increased under the Thrift Plan, the dividends allocable to such Participant under this subsection 4.12(a) will be distributed to the Participant and his compensation deferral contributions under the Thrift Plan will not be increased.

          At no time during the dividend distribution/compensation deferral increase procedure will the Employer exercise control over such dividends. The Trustee will at all times exercise control over such dividends. The Employer's participation in such procedure will be limited to complying with the Participant's election not to have increased compensation deferrals.

     (b) Loan Payments. To the extent cash dividends are attributable to shares of Company Stock that are held in the suspense account referred to in
          Section 5.4 on the payment date of a dividend, all or any part of such dividend may be utilized to pay principal or interest on the Loan which was incurred by the Trustee to purchase the shares of Company Stock on which the dividend was paid. Any shares of Company Stock released from the suspense account which are attributable to cash dividends on Company Stock held in the suspense account and utilized to pay principal or interest on a Loan will be allocated to the Company Stock Account of a Participant in the same manner as the Company's Regular Contribution, as provided in subsection 4.6(a). Such allocations to Participants' Company Stock Accounts will be made as of the Accounting Date which immediately follows the payment date of such dividend. Cash dividends on shares of Company Stock which have been allocated to the Company Stock Accounts of Participants on the payment date of such dividend may be utilized to pay principal or interest on a Loan only if the Company Stock Accounts of the Participants to which such dividend would have been allocated receive an allocation of Company Stock with a fair market value, as determined in accordance with Section 5.2, that is not less than the amount of the dividend that would have been allocated to such Participants' Accounts but for the Loan repayment.

     (c) Other Investments Accounts. To the extent shares of Company Stock have been allocated to Participants' Company Stock Accounts on the payment date of a dividend, all or any part of the dividend paid with respect to such shares may be allocated to Participants' corresponding Other Investments Accounts as of the date on which the dividend is paid. To the extent shares of Company Stock have not been allocated to Participants' Company Stock Accounts on the payment date of such dividend, all or any portion of such dividend may be allocated to Participants' Other Investments Accounts in proportion to the value of each such Account determined as of the most recent Accounting Date as a percentage of the value of the total Account balances of all Participants. Provided, however, such allocation will be subject to the requirements of Code Section 401(a)(4). In the event an allocation would not satisfy the requirements of the preceding sentence, the Committee will, on a nondiscriminatory basis, adjust the allocation to the extent necessary to satisfy the requirements of Code Section 401(a)(4).

     (d) Payment of Plan Administration Expenses. To pay expenses of administering the Plan and Trust in accordance with Section 8.11 of the Plan and Sections 2.2 and 2.3 of the Trust agreement, whether or not such dividends have been allocated to Participants' Other Investments Accounts.

     Section 4.13 Annual Statement to Participants. After the end of each Plan Year and at such other times as the Committee determines in its sole discretion, the Committee will furnish each Participant with a statement reflecting the status of the Participant's Account as of that date.

                                   ARTICLE V
                                   ---------

                           Investment of Trust Assets
                           --------------------------

     Section 5.1 Investments. The Trust will be invested by the Trustee as provided in the Trust agreement. Subject to the provisions of Article XIII, the Trust will be invested primarily in Company Stock. The Committee may assign to the Trustee an option to acquire shares of Company Stock on such terms and conditions as the Committee and Trustee will determine; provided, however, under no circumstances will the Trustee be obligated to accept such an assignment. The Trust may then be used to acquire shares of Company Stock from Company shareholders (including former Participants) or from the Company. Except to the extent otherwise provided in the Trust agreement, all investments will be made by the Trustee upon the direction of the Committee, provided, however, the Committee has the authority to delegate all or any part of its investment discretion under the Plan to the Trustee or to an investment manager, in a written instrument which, to be effective and binding upon the Trustee or an investment manager, must be accepted in writing by the Trustee or investment manager. The Committee may direct, subject to the provisions of Article XIII, that the entire Trust Fund assets be invested and held in Company Stock. Notwithstanding the foregoing, in no event will the Trust hold shares of Company Stock if and to the extent such investment would violate any provision of ERISA or the Code or is determined to be imprudent by the Committee or Trustee.

     Section 5.2 Purchase of Company Stock. All purchases of Company Stock by the Trust will be made at a price, or at prices, which, in the judgment of the Committee, do not exceed the fair market value of such Company Stock. The determination of fair market value of Company Stock for all purposes under the Plan will be made by the Committee, which will consider the following criteria:

     (a) Any current and historical practices which have been consistently and uniformly utilized to value Company Stock in sales transactions between the Company and the stockholders, or among and between stockholders;

     (b) Any agreements, restrictions or limitations with respect to or imposed upon the sale or transfer of Company Stock which establish or stipulate the price at which the Company or Trust may or must purchase such stock under the provisions of the Articles of Incorporation or By-Laws of the Company, or written agreements, including, but not limited to, buy-sell or redemption agreements; provided the same or similar restrictions are applicable to substantially all of the outstanding Company Stock and are uniformly and consistently complied with;

     (c) Such other information concerning the Company and its condition and prospects, financial and otherwise, generally used in the determination of the fair market value of corporate stock of comparable public or private companies engaged in the same or similar industries, by independent investment analysts recognized as having expertise in rendering such evaluations;

     (d) Such other evaluation techniques, such as use of capitalization ratios, deemed appropriate by the Committee and executed by independent and recognized analysts having expertise in rendering such evaluations; and

     (e) Effective with respect to shares of Company Stock acquired by the Plan after December 31, 1986, if Company Stock is not readily tradable on an established securities market, with respect to activities carried on by the Plan, all valuations of Company Stock will be made by an independent appraiser meeting requirements similar to those contained in the Treasury Regulations promulgated under Code Section 170(a)(1). All such appraisals will satisfy the requirements of the Department of Labor Regulations promulgated under Section 3(18) of ERISA. The Committee has the exclusive responsibility for selecting the independent appraiser.

     Section 5.3 Sale of Company Stock. The Trustee may sell or resell shares of Company Stock to any person, including the Company, provided that any such sales to any disqualified person, as defined in Code Section 4975(e)(2), or any party in interest, as defined in Section 3(14) of ERISA, including the Company, will be made at no less than the fair market value thereof on the date of such purchase or sale, as determined by the Committee and Trustee under Section 5.2, and no commission is charged with respect to such transaction. Any such transaction will be made in conformance with Section 408(e) of ERISA and the Department of Labor Regulations promulgated thereunder. Such sales to the Company may be made by the Trustee to satisfy the Plan's need for liquidity under Section 13.2, regarding the diversification of a Qualified Participant's Company Stock Account. All sales of Company Stock (except Company Stock held in the suspense account referred to in Section 5.4 or the Company Contributions Account) by the Trustee will be charged pro rata to the corresponding Company Stock Accounts of Participants.

     Section 5.4 Suspense Account. Company Stock purchased with the proceeds of a Loan will be held in a suspense account pending release and reallocation to other accounts as the Loan is paid. Company Stock purchased with amounts allocated to Participants' Other Investments Accounts will immediately upon purchase be credited pro rata to the corresponding Participants' Company Stock Accounts.

                                   ARTICLE VI
                                   ----------

                                  Exempt Loans
                                  ------------

     Section 6.1 Loans. The Committee may direct the Trustee to obtain Loans. "Loan" means any loan, extension of credit or purchase money transaction, as described in Code Section 4975(d)(3) and Treasury Regulation Section 54.4975-7(b)(1)(iii), to the Trustee which is made or guaranteed by a disqualified person (within the meaning of Code Section 4975(e)(2)), including, but not limited to, a direct loan of cash, a purchase money transaction, an assumption of an obligation of the Trustee, an unsecured guarantee, or the use of assets of a disqualified person (within the meaning of Code Section 4975(e)(2)) as collateral for a loan. Any such Loan will be used primarily for the benefit of Participants and their Beneficiaries. The proceeds, if any, of any such Loan will be used, within a reasonable time after the Loan is obtained, only to purchase Company Stock, repay the Loan, or repay any prior Loan. Any such Loan will provide for no more than a reasonable rate of interest (as determined under Treasury Regulation Section 54.4975-7(b)(7)) and must be without recourse against the Plan. The number of years to maturity under the Loan must be definitely ascertainable at all times. The only assets of the Plan that may be given as collateral on a Loan are shares of Company Stock acquired with the proceeds of the Loan and shares of Company Stock that were used as collateral on a prior Loan repaid with the proceeds of the current Loan. Such Company Stock so pledged will be placed in the suspense account provided for in
Section 5.4. No person entitled to payment under a Loan will have recourse against Trust assets other than such collateral, contributions (other than contributions of Company Stock) that are available under the Plan to meet obligations under the Loan, and earnings attributable to such collateral and the investment of such contributions. Subject to the limitations of Code Section 404, all Regular Contributions paid during the Plan Year in which a Loan is made (whether before or after the date the proceeds of the Loan are received), all Regular Contributions paid thereafter until the Loan has been repaid in full, all earnings from the investment of such Regular Contributions, and all cash dividends on shares of Company Stock without regard to whether such cash dividends has been allocated to Participant's accounts, will be available to meet obligations under the Loan as such obligations accrue, or prior to the time such obligations accrue, unless otherwise provided by the Company at the time any such contribution is made or, with respect to cash dividends on Company Stock, unless otherwise determined by the Committee in its discretion. Any pledge of Company Stock must provide for the release of shares so pledged upon the payment of any portion of the Loan. The number of shares to be released will be determined by the Committee under whichever of the following two methods is permissible based upon the terms of the Loan:

     (a) If the Loan provides annual payments of principal and interest at a cumulative rate that is not less rapid at any time than level annual payments of principal and interest over ten years, then for each Plan Year during the duration of the Loan, the number of shares of Company Stock released from such pledge will equal the number of encumbered securities held immediately before release for the current Plan Year multiplied by a fraction. The numerator of the fraction is the principal paid for such Plan Year. The denominator of the fraction is the sum of the numerator plus the principal to be paid for all future years. Such years will be determined without taking into account any possible extension or renewal periods. If the collateral includes more than one class of Company Stock, the number of shares of each class to be released for a Plan Year must be determined by applying the same fraction to each class. To the extent that the net proceeds received by the Plan in respect of any Loan exceed the stated principal amount of the Loan, that portion of any interest payment that would be deemed to be a repayment of principal under standard loan amortization tables will be treated as principal paid or principal to be paid, as the case may be, for purposes of the above calculation. This subsection (a) will not be applicable to a Loan from the time that, by reason of a renewal, extension, or refinancing, the sum of the expired duration of the Loan, the renewal period, the extension period and the duration of a new Loan exceeds ten years.

     (b) If the Loan does not satisfy the conditions stated in subsection (a), then for each Plan Year during the duration of the Loan, the number of shares of Company Stock released from such pledge will equal the number of encumbered securities held immediately before release for the current Plan Year multiplied by a fraction. The numerator of the fraction is the sum of principal and interest paid in such Plan Year. The denominator of the fraction is the sum of the numerator plus the principal and interest to be paid for all future years. Such years will be determined without taking into account any possible extensions or renewal periods. If interest on any Loan is variable, the interest to be paid in future years under the Loan will be computed by using the interest rate applicable as of the end of the Plan Year. If the collateral includes more than one class of Company Stock, the number of shares of each class to be released for a Plan Year must be determined by applying the same fraction to each class. Should a Loan initially satisfying the conditions stated in subsection (a) at some subsequent date cease to satisfy the conditions of such subsection, by reason of a renewal, extension, or refinancing of the Loan, then subsection (b) will be applied in determining the shares released upon payment of any principal or interest after such date.

     Section 6.2 Loan Payments.

     (a) Payments of principal and interest on any Loan during a Plan Year may be made by the Trustee (as directed by the Committee) from (i) Regular Contributions to the Trust made to meet the Plan's obligation under a Loan (other than contributions of Company Stock) and from any earnings attributable to Company Stock held as collateral for a Loan and investments of such contributions (both received during or prior to the Plan Year); (ii) amounts allocated to Participants' Other Investments Accounts; (iii) the proceeds of a subsequent Loan made to repay a prior Loan; (iv) the proceeds of the sale of any Company Stock held as collateral for a Loan; and (v) pursuant to Treasury Regulation
          Section 54.497511(d)(3), cash dividends on Company Stock acquired with the proceeds of the Loan and held, on the record date for such dividends, in the Company Stock Accounts, the Company Contribution Account and in the suspense account provided for in Section 5.4 (to the extent not distributed to Participants under Section 4.12 or allocated as income of the Plan under Section 4.3). Such contributions and earnings will be accounted for separately by the Plan until the Loan is repaid.

     (b) Company Stock released by reason of the payment of principal or interest on a Loan from amounts allocated to Participants' Other Investments Accounts or the Company Contributions Account will immediately upon payment be allocated as set forth in Article IV to the corresponding Participants' Company Stock Accounts or the Company Contributions Account.

     (c) The Company will contribute to the Trust sufficient amounts to enable the Trust to pay principal and interest on any such Loans as they come due; provided, however, that no such contribution will exceed the limitations contained in Section 4.10 and prior to January 1, 2000,
          Section 4.11. In the event that such contributions, by reason of the limitations in Sections 4.10 and 4.11, are insufficient to enable the Trust to pay principal and interest on such Loan as it is due, then upon the Trustee's request the Company will:

          (i)  Make a Loan to the Trust as described in Treasury Regulation
               Section 54.4975-7(b)(4)(iii), in sufficient amounts to meet such principal and interest payments. Such new Loan will also meet all requirements of an "exempt loan" within the meaning of Treasury Regulation Section 54.4975-7(b)(1)(iii) and will be subordinated to the prior Loan. Company Stock released from the pledge of the prior Loan will be pledged as collateral to secure the new Loan. Such Company Stock will be released from this new pledge and allocated to the Company Stock Accounts of the Participants in accordance with applicable provisions of the Plan;

          (ii) Purchase any Company Stock pledged as collateral in an amount necessary to provide the Trustee with sufficient funds to meet the principal and interest repayments. Any such sale by the Plan must meet the requirements of Section 408(e) of ERISA and the Department of Labor Regulations promulgated thereunder; or

          (iii) Any combination of the foregoing. However, the Company will not, pursuant to the provisions of this subsection, do, fail to do, or cause to be done any act or thing which would result in a disqualification of the Plan as an employee stock ownership plan under the Code.

     (d) Except as provided in Section 6.3 and 6.5, and notwithstanding any amendment to or termination of the Plan which causes it to cease to qualify as an employee stock ownership plan within the meaning of Code
          Section 4975(e)(7), or any repayment of a Loan, no shares of Company Stock acquired with the proceeds of a Loan obtained by the Trust to purchase Company Stock may be subject to a put, call or other option, or buy-sell or similar arrangement while such shares are held by and when distributed by the Plan.

     (e) Notwithstanding any provision of the Plan to the contrary, in the event the Plan is terminated, any shares of Company Stock pledged as collateral for a Loan and held in the suspense account provided for in
          Section 5.4 (or the proceeds of the sale of such Company Stock) will be applied to repay the outstanding balance of the Loan. Any shares of Company Stock or cash proceeds from the sale thereof which remain in the suspense account after repayment of the Loan will be allocated to Participants who are actively employed on the effective date of termination of the Plan in the ratio that the adjusted balance of each eligible Participant's Company Stock and Other Investments Accounts bears to the adjusted balance of the Company Stock and Other Investments Accounts of all Participants entitled to share in such allocation. Provided, however, such allocation will be subject to the requirements of Code Section 401(a)(4) and the regulations promulgated thereunder. In the event an allocation would not satisfy the requirements of the preceding sentence, the Committee will, on a nondiscriminatory basis, adjust the allocation to the extent necessary to satisfy the requirements of Code
          Section 401(a)(4). Such ratio will be calculated after completion of the allocations prescribed in Article IV for the Plan Year in which the effective date of the termination of the Plan occurs and the completion of any subsequent allocations in succeeding Plan Years.

     Section 6.3 Put Option. All shares of Company Stock acquired by the Plan will be subject to a "put" option at the time of distribution, provided that at such time the shares are not publicly traded within the meaning of Treasury Regulation Section 54.4975-7(b)(1)(iv), or subject to a trading restriction within the meaning of Treasury Regulation Section 54.4975-7(b)(10). The "put" option will be exercisable by the Participant or his Beneficiary, by the donees of either, or by a person (including an estate or its distributee) to whom the Company Stock passes by reason of the Participant's or Beneficiary's death. The "put" option will provide that, for a period of 60 days after such shares are distributed, the holder of the option has the right to cause the Company, by notifying it in writing, to purchase such shares at their fair market value, as determined by the Committee, in accordance with Treasury Regulation Section 54.4975-11(d)(5). Provided, however, that if the holder of such "put" option will not exercise such option within such 60 day period, an additional exercise period of 60 days will be available during the Plan Year following the Plan Year in which the distribution was made after the new valuation of Company Stock has been determined and communicated to the holder of the option. The Committee may give the Trustee the option to assume the rights and obligations of the Company at the time the "put" option is exercised, insofar as the repurchase of Company Stock is concerned. The period during which the "put" option is exercisable will not include any period during which the holder is unable to exercise such "put" option because the Company is prohibited from honoring it by federal or state law. The terms of payment for the purchase of such shares of Company Stock will be as set forth in the "put" option and may be either in a single sum or in installments, as determined by the Committee and uniformly applied. An installment payment in connection with such "put" option will:

     (a)  Be adequately secured, as determined by the Committee;

     (b)  Bear a reasonable rate of interest, as determined by the Committee;

     (c)  Require equal annual payments;

     (d) If the distribution constitutes a distribution to a Participant or Beneficiary, within one taxable year of the recipient, of the entire balance of the Participant's

          Accounts under the Plan, payment of the fair market value of a Participant's Company Stock Account balance will be made in five substantially equal annual payments. The first installment will not be paid later than 30 days after the Participant exercises the "put" option; and

     (e) In all respects satisfy the requirements of Code Section 409(h) and Treasury Regulation Section 54.4975-7(b)(12).

     If the distribution does not constitute a distribution to a Participant or Beneficiary, within one taxable year of the recipient, of the entire balance of the Participant's Accounts under the Plan, the Plan will pay the Participant an amount equal to the fair market value of the Company Stock repurchased no later than 30 days after the Participant exercises the "put" option. The provisions of this Section 6.3 will apply to all shares of Company Stock acquired by the Plan.

     Section 6.4 Continuation of Rights of Put Option. The rights set forth in
Section 6.2(d) and the "put" option provided for by Section 6.3 are nonterminable and will continue to apply to shares of Company Stock purchased by the Trustee with the proceeds of a Loan as described herein or to shares of Company Stock distributed hereunder notwithstanding the repayment of the Loan or any amendment to, or termination of, this Plan which causes the Plan to cease to be an employee stock ownership plan within the meaning of Code Section 4975(e)(7).

     Section 6.5 Right of First Refusal. Shares of Company Stock, if any, distributed by the Trustee pursuant to Article VII may, in the discretion of the Committee, be subject to a "right of first refusal." Such a "right" will provide that, prior to any subsequent transfer, the shares must first be offered in writing to the Trust and then, if refused by the Trust, to the Company at a price equal to the greater of (i) the then fair market value of such shares of Company Stock, as determined by the Committee in accordance with Treasury Regulation Section 54.4975-11(d)(5); or (ii) the purchase price offered by a buyer, other than the Company or Trustee, making a good faith offer (as determined by the Committee) to purchase such shares of Company Stock. The Trust or the Company, as the case may be, may accept the offer as to part or all of the Company Stock at any time during a period not exceeding 14 days after receipt of such offer by the Trust, on terms and conditions no less favorable to the shareholder than those offered by the independent third party buyer. Any installment purchase will be made pursuant to a note secured by the shares purchased and will bear a reasonable rate of interest as determined by the Committee. If the offer is not accepted by the Trust, the Company, or both, then the proposed transfer may be completed within a reasonable period following the end of the14 day period, but only upon terms and conditions no less favorable to the shareholder than the terms and conditions of the third party buyer's prior offer. Shares of Company Stock which are publicly traded within the meaning of Treasury Regulation Section 54.4975-7(b)(1)(iv) at the time such right may otherwise be exercised will not be subject to this "right of first refusal."

                                  ARTICLE VII
                                  -----------

                            Distribution of Benefits
                            ------------------------

     Section 7.1 Retirement or Disability. If a Participant's employment with all of the Affiliates terminates on or after the date the Participant has attained age 65 (his "Normal Retirement Age"), or if his employment terminates because of his Total and Permanent Disability, the Participant will be entitled to receive the entire amount credited to his Account, distributable in accordance with this Article VII.

     For purposes of this Plan, a Participant will be deemed to have incurred a "Total and Permanent Disability" if the Participant has a disability as determined for purposes of the Federal Social Security Act which qualifies the Participant for permanent disability insurance payments in accordance with such Act. A minimal level of earnings in restricted activity during any period of disability will not disqualify a Participant from receiving disability benefits for such period if the disabled Participant receives disability benefits under the Social Security Act for the same period.

     Section 7.2 Death. If a Participant's employment with all of the Affiliates terminates because of his death, the entire amount in his Account will be paid to his Beneficiary in accordance with this Article VII after receipt by the Committee of acceptable proof of death.

     Section 7.3 Resignation or Dismissal. If a Participant's employment with all of the Affiliates terminates prior to his Normal Retirement Age and for a reason other than his death or Total and Permanent Disability, the Participant will be entitled to receive the "Vested Percentage" of his Accounts, distributable in accordance with this Article VII. The Vested Percentage of a Participant's Accounts will be determined in accordance with the following schedule based on his Years of Service (as defined below) at his termination date:

                                         Vested                  Forfeited
         Years of Service              Percentage                Percentage
         ----------------              ----------                ----------
         Less than 5                        0%                        100%
         5 or more                        100%                          0%

     The term "Years of Service" means the sum of the Plan Years in which the Participant was credited with at least 1,000 Hours of Service (as determined under Section 2.5(b)). The following rules apply to a Participant who terminates employment with the Affiliates and is subsequently reemployed by an Affiliate (a "Reemployed Participant"):

     (a) No Years of Service accrued by the Reemployed Participant before the Separation Period will be taken into account if the Reemployed
          Participant:

          (i) Had no vested right to any amount in his Accounts prior to the Separation Period; and

          (ii) Incurred five or more consecutive One-Year Breaks in Service during the Separation Period.

     (b) No Years of Service accrued by the Reemployed Participant after he has incurred five consecutive One-Year Breaks in Service will be taken into account to determine the Vested Percentage of his Accounts as of a prior termination date.

     (c) "Separation Period" means the period between a Participant's termination of employment and subsequent reemployment in which the Participant incurs a One-Year Break in Service.

     Section 7.4 Remainders and Reinstatement of Remainders. The portion of a Participant's Account that is not distributable to the Participant or his Beneficiary under Section 7.3 will be treated as a "Remainder" and forfeited in accordance with the following provisions. A Remainder will be forfeited by the Participant as of the Accounting Date following the Participant's termination of employment. Forfeited amounts will be added to the Regular Contribution and allocated to Participants eligible to share in the Regular Contribution for the Plan Year in which the forfeiture occurs or as soon as practicable in subsequent Plan Years.

     If the Participant is reemployed after his Remainder has been forfeited and reallocated to other Participants but before he has incurred five consecutive One-Year Breaks in Service, the forfeited amount will be credited to his Accounts as of the Accounting Date occurring on the last day of a Plan Year that is coincident with or next following the date of reemployment (after all other adjustments required under the Plan as of that date have been made). The Participant's Accounts will be restored to the same dollar amount as the dollar amount of such Accounts on the last day of the Plan Year, or other applicable Accounting Date, immediately preceding the date of his termination of employment. To complete such restoration, the Committee will allocate to the Participant's Company Stock Account shares of Company Stock attributable to the forfeited amount (if such forfeited amount was not held by the Plan in the form of Company Stock) determined as of the date specified for restoration in the preceding sentence. Forfeited amounts that are to be credited to the Participant's Accounts under the preceding sentences will be drawn from (and thus reduce): first, forfeited amounts to be allocated as of that date under this Section 7.4; second, any income and gains of the Trust fund to be credited as of that date under subsection 4.3; and finally, a special Employer contribution, as determined by the Company, which will be made as of that date to the extent needed to reinstate forfeited amounts under this Section 7.4.

     Section 7.5 Payment of Benefits. Except as otherwise provided in this
Article VII, payment of a Participant's vested Accounts will be made within a reasonable time (and effective January 1, 2002, within the period beginning on the April 1 and ending on the June 29 (the "Distribution Period")) after the December 31 Accounting Date coinciding with or next following the Participant's termination of employment, but in no event later than 60 days after the latest of (i) the end of the Plan Year in which his termination occurs, (ii) the end of the Plan Year in which the Participant attains Normal Retirement Age, or (iii) the date on which the amount of the payment can be ascertained by the Committee. If the Participant is reemployed by an Employer before payment is made under this Section, no payment will be made until the Participant terminates employment again and is eligible for a distribution under Section 7.1, 7.2 or

7.3. A Participant must consent, in writing, to any distribution required under this Section 7.5 if the present value of the vested portion of the Participant's Accounts at the time of the distribution to the Participant exceeds, effective January 1, 1998, $5,000 and the Participant has not attained Normal Retirement Age.

     (a) Retirement, Death or Disability. In the case of a Participant who terminates employment with all of the Employers as a result of his death or Total and Permanent Disability or after attaining his Normal Retirement Age, the Committee will direct the Trustee to distribute the Participant's Accounts as soon as practicable and, effective January 1, 2002, within the Distribution Period, in the first Plan Year following the Plan Year in which the Participant's termination occurs.

     (b) Termination of Employment For a Reason Other Than Death, Disability or Retirement. In the case of a Participant who terminates employment with all of the Employers for a reason other than death, Total and Permanent Disability or retirement on or after attaining his Normal Retirement Age, the Committee will direct the Trustee to commence distribution of the Participant's Accounts as follows:

          (i) Participant's Vested Accounts do not Exceed, Effective January 1, 1998, $5,000. As soon as practicable and, effective January 1, 2002, within the Distribution Period, in the first Plan Year following the Plan Year in which the Participant terminates employment.

          (ii) Participant's Vested Accounts Exceed, Effective January 1, 1998, $5,000. Unless a later distribution date is elected by the Participant, as soon as practicable and, effective January 1, 2002, within the Distribution Period, in the first Plan Year following the Plan Year in which the Participant terminates employment.

     (c) Minimum Required Distributions. Distribution of a single sum with respect to a Participant who has --------------------------------------- terminated employment may not be deferred beyond April 1 of the calendar year that follows the calendar year in which the Participant attains age 70-1/2. Participants who are five percent or more owners of an Affiliate as defined in Code Section 416 at any time during the Plan Year ending with or within the calendar year in which they attain age 70-1/2, must receive payment of their Account by that April 1 date, regardless of their employment status. Participants who have not terminated employment and who are not five percent or more owners may elect to receive payment of their Account by that April 1 date.

     (d) Applicable Accounting Date. Pursuant to Section 4.2, the adjusted balance of a Participant's Other Investments Accounts will be determined as of the December 31st Accounting Date which coincides with or immediately precedes the Participant's distribution date. The shares of Company Stock to be distributed will be valued as of the December 31st Accounting Date which coincides with or immediately precedes the Participant's distribution date if the Participant terminated employment before January 1, 2001, and if such Participant's Accounts are to be paid in 2001. If the Participant terminated employment on or after January 1, 2001 or terminated employment prior to such date and elected to defer payment beyond 2001, the shares of Company Stock to be distributed will be valued at the closing price of the Company Stock on the NASDAQ exchange on the last business day prior to the date of distribution.

     (e) Consent Requirements. An election under this Section 7.5 to defer payment of a Participant's Accounts must be made at least 30 days (but no more than 90 days) after the Participant receives the election form and a description of his benefit payment options. The 30-day election period may be waived by the Participant (so that benefit payment may be made immediately following receipt of the form and notice) if the Committee has clearly informed the Participant that he has at least 30 days to consider the timing of his benefit payment.

     Section 7.6 Manner of Payment. Subject to the provisions of Section 7.8, the payment of a Participant's Account that is distributable under Section 7.5 will be made to or for the benefit of the Participant, or in the event of his death, to or for the benefit of his Beneficiary, in a single sum.

     Section 7.7 Death Distribution Provisions. Upon the death of the Participant, the following distribution provisions will apply:

     (a) If the Participant dies after the distribution of his Account has been made, no further benefit will be paid.

     (b) If the Participant dies before the distribution of his Account has been made, the Participant's entire Account will be distributed in a single sum no later than five years after the Participant's death.

     Section 7.8 Spousal Death Benefit. Notwithstanding anything in Article VII to the contrary, the Account of a Participant who is married at the time of his death and dies before any benefit payments have been made or who is married on the date benefit payments commence and dies before the complete distribution of his benefits (a "Married Participant") will be distributed in accordance with the following provisions:

     (a) Spousal Death Benefit. If the Married Participant has not received the entire balance payable to him under Section 7.5 prior to his death, the remaining portion of his Account balance will be paid to his Surviving Spouse in accordance with Section 7.6, unless the Participant has designated another person or persons as his Beneficiary and his Surviving Spouse has consented to the designation as provided in subsection (b) below.

     (b) Spousal Consent. A Surviving Spouse's consent under this Section 7.8 will be effective only if:

          (i) The Married Participant designates another Beneficiary and that designation cannot be changed without the Surviving Spouse's consent (unless the original consent expressly permits a change to be made without the Surviving Spouse's subsequent consent);

          (ii) The Surviving Spouse consents to the designation in a writing witnessed by a Notary Public or Committee member; and

          (iii) The consent acknowledges the effect of the Married Participant's designation.

     (c) Surviving Spouse. For purposes of this Section 7.8, a Married Participant's "Surviving Spouse" is the person to whom the Married Participant was married on the day of his death.

     Section 7.9 Property Distributed.

     (a) Subject to the other provisions of this Section 7.9, distribution of the vested portion of the adjusted balance of a Participant's Accounts will be made in whole shares of Company Stock or in cash in the following manner: at least 30 but not more than 90 days before the date specified by the Committee for distribution, the Participant entitled to such distribution will be notified in writing by the Committee of his right to demand that all or any part of the distribution will be made in whole shares of Company Stock, except for cash in lieu of fractional shares. At any time within the period specified in this subsection 7.9(a), the Participant may notify the Committee in writing of his demand that all or a specified portion of the distribution be made in whole shares of Company Stock. If the Participant exercises such right of demand, the balance of his Other Investments Account, to the extent necessary to comply with such demand, will be used to acquire whole shares of Company Stock for distribution at the then fair market value (as determined by the Committee as set forth in Section 5.2), with the value of fractional shares distributed in cash.

     (b) Subject to the other provisions of this Section 7.9, in the absence of a proper or timely exercise by the Participant of his rights as set forth in subsection (b), or if the Participant demands that less than all of such distribution be made in whole shares of Company Stock, distribution of the vested portion of the adjusted balance of a Participant's Accounts, or the portion thereof not demanded to be distributed in whole shares of Company Stock will be made in whole shares of Company Stock, with fractional shares distributed in cash, or solely cash, or a combination thereof, as determined by the Committee in its discretion.

     Section 7.10 Designation of Beneficiary. Each Participant from time to time may designate any person or persons (who may be designated contingently or successively and who may be an entity other than a natural person) as his "Beneficiary" to whom his Plan benefits will be paid if he dies before he receives all his benefits. Each Beneficiary designation will be in the form prescribed by the Committee and will be effective only if filed with the Committee during the Participant's lifetime. Each Beneficiary designation filed with the Committee will cancel all previously filed Beneficiary designations. The revocation of a Beneficiary designation, no matter how effected, will not require the consent of any designated Beneficiary, except where spousal consent may be required under Section 7.8. If any Participant fails to designate a Beneficiary in the manner provided above, or if the designated Beneficiary does not survive the Participant, the Committee will direct the Trustee to distribute the Participant's benefits to the Participant's estate. If the Beneficiary survives the Participant, but dies before the distribution of the Participant's benefits, the Committee will direct the Trustee to distribute the balance of such Participant's benefits to the Beneficiary's estate.

     Section 7.11 Direct Rollovers. Notwithstanding any provision of the Plan to the contrary, a Distributee may elect, at the times and in the manner prescribed by the Committee, to have any portion of an Eligible Rollover Distribution paid to an Eligible Retirement Plan specified by the Distributee in a Direct Rollover. The term "Distributee" means an employee or former employee. In addition, the employee's or former employee's Surviving Spouse and the employee's or former employee's spouse or former spouse who is the alternate payee under a qualified domestic relations order, as defined in Code Section 414(p), are Distributees with regard to the interest of the spouse or former spouse. The term "Eligible Rollover Distribution" means any distribution of all or any portion of the balance to the credit of the Distributee, except that an Eligible Rollover Distribution does not include: any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the Distributee or the joint lives (or joint life expectancies) of the Distributee and the Distributee's designated Beneficiary, or for a specified period of ten years or more; any distribution to the extent such distribution is required under Code Section 401(a)(9); and the portion of any distribution that is not includible in gross income (determined without regard to the exclusions for net unrealized appreciation with respect to Company Stock). "Eligible Retirement Plan" means an individual retirement account described in Code Section 408(a), an individual retirement annuity described in Code Section 408(b), an annuity plan described in Code Section 403(a), a qualified Trust described in Code Section 401(a), an annuity contract described in Code Section 403(b) and an eligible plan under Code Section 457(b) which is maintained by a state, political subdivision of a state, or any agency or instrumentality of a state or political subdivision of a state and which agrees to separately account for amounts transferred into such plan from this Plan, that accepts the Distributee's Rollover Distribution. The definition of Eligible Retirement Plan also applies in the case of a distribution to a Surviving Spouse, or to a spouse or former spouse who is the Alternate Payee under a Qualified Domestic Relations Order, as defined in
Section 414(p) of the Code, that accepts the Distributee's Eligible Rollover Distribution. The term "Direct Rollover" means a payment by the Plan to the Eligible Retirement Plan specified by the Distributee. If a Participant is employed by a business entity after he terminates employment with the Employers and that entity maintains a retirement plan that meets the requirements of Code
Section 401(a), the Committee, upon the Participant's request, may direct the Trustee to transfer the Participant's vested Account balances under this Plan to the trustees of the trust which implements the other plan; provided that the other plan permits such a transfer. Upon completion of a transfer under this
Section 7.11, all rights of the Participant to any benefit under this Plan will cease.

                                  ARTICLE VIII
                                  ------------

                         Funding and Plan Administration
                         -------------------------------

     Section 8.1 Funding Policy. The funding policy for the Plan will be determined by the Company from time to time as required by ERISA. The Company will also establish investment guidelines for the Plan consistent with the objectives of the Plan and the requirements of ERISA. At least annually, the Committee will review the investment guidelines. The Committee will from time to time determine the cash requirements of the Plan and communicate the same to the Trustee or any investment manager. The Trustee or investment manager will make investments consistent with the investment guidelines and the cash requirements of the Plan.

     Section 8.2 Benefits Committee. The Benefits Committee, as appointed by the Board, will act as the Plan Administrator and as the Plan's agent for service of legal process and will perform the day-to-day administration of the Plan as provided in this Article VIII. If no Committee is appointed, the Company will perform the duties assigned to the Committee and all references to the Committee will be deemed to refer to the Company. The Committee will consist of three or more persons who may but need not be employees of an Affiliate. The Company will notify the Trustee, any other Employers and Participants of the Committee's membership.

     Section 8.3 Appointment, Resignation, Removal of Committee Members. The Company may remove a member of the Committee at any time by written notice to him, the other Committee members, any other Employers and the Trustee. A Committee member may resign at any time by written notice to the Board, the other Committee members, any other Employers and the Trustee. The Company may fill any vacancy in the Committee's membership and will give written notice thereof to the other Committee members, any other Employers and the Trustee. While there is a vacancy in the Committee's membership, the remaining Committee members will have the same powers as the full Committee until the vacancy is filled.

     Section 8.4 Committee Procedures. The Committee may act at a meeting or in writing without a meeting. The Committee may elect one of its members as chairman and appoint a secretary, who may or may not be a Committee member, as it deems advisable. The Committee may authorize any one or more of its members to execute any directive or certification on behalf of the Committee. The Trustee, upon receipt of such authorization, may rely on any directive or certification issued by the authorized member or members until notified to the contrary. The Committee may also adopt such bylaws and regulations as it deems desirable for the conduct of its affairs. All decisions of the Committee will be made by the vote of the majority including actions in writing taken without a meeting. If because of the number of members qualified to act there is no majority on a particular matter, a disinterested party selected by the Committee will decide the matter.

     Section 8.5 Committee Powers and Duties. The Committee has the duties and powers necessary to discharge its obligations under the Plan and Trust, including, but not limited to, the following:

     (a) To construe and interpret the Plan and decide all questions arising in the administration, interpretation and application of the Plan and Trust;

     (b) To receive from the Employers and from Participants the information necessary for the proper administration of the Plan;

     (c) To keep, and to furnish an Employer upon its request, such records and reports with respect to the administration of the Plan as are reasonable and appropriate;

     (d) To receive, review and keep on file (as it deems convenient or proper) reports of the financial condition, and of the receipts and disbursements, of the Trust fund from the Trustee;

     (e) To direct the Trustee in the payments or distributions to be made from the Trust fund in accordance with the provisions of the Plan; and

     (f) To appoint or employ individuals to assist in the administration of the Plan and any other agents it deems advisable, including legal, accounting and actuarial counsel.

     (g) The Committee may enter into option agreements with the Company or shareholders of the Company with respect to the acquisition of Company Stock on such terms and conditions as the Committee determines. Such option agreements will be assignable to the Trustee; provided, however, neither the agreement nor the assignment provisions thereof may require or otherwise bind the Trustee to acquire Company Stock.

     Section 8.6 Committee Rules and Decisions. The Committee may adopt such rules and procedures as it deems necessary or desirable to provide for the proper administration of the Plan. All rules and decisions of the Committee will be consistent with the terms of the Plan and Trust and will be uniformly and consistently applied to all Participants in similar circumstances. When making a determination or calculation, the Committee is entitled to rely upon information furnished by a Participant or Beneficiary, the Employers, the legal counsel of the Company, or the Trustee. The Committee will make any adjustments it considers equitable and practicable to correct a mistake of fact once the mistake becomes known. Subject to applicable law, any determination made in good faith by the Committee under this Article VIII will be binding on all persons. Consequently, benefits under this Plan will be paid only if the Committee decides, in its discretion, that the applicant is entitled to them.

     Section 8.7 Interested Committee Member. If a Committee member (or that member's spouse) is a Plan Participant, that member will be ineligible to participate in any decision concerning his eligibility for the amount, method or timing of a distribution under the Plan to be made on his behalf (or on behalf of his spouse).

     Section 8.8 Facility of Payment. Whenever, in the Committee's opinion, a person entitled to receive any payment under the Plan is under a legal disability or incapacitated in any way so as to be unable to manage his financial affairs, the Committee may direct the Trustee to make payments to his legal representative or to a relative or friend of such person for his benefit, or to apply the payment for the benefit of the person in a manner the Committee considers appropriate. Any benefit payment made in accordance with this Section
8.8 will constitute a complete discharge of any liability for the making of such payment under the Plan.

     Section 8.9 Missing Participants and Beneficiaries. Each Participant must file his and his Beneficiary's post office address (and any change of address) with the Committee. Any communication sent to a Participant or Beneficiary at the address last filed with the Committee, or at the address shown on the Employer's records if no address was filed with the Committee, will be binding on the Participant and Beneficiary for all purposes of the Plan. Neither the Committee nor an Employer is required to search for or locate a Participant or Beneficiary. If a payment cannot be made within three years of the date the payment was originally due because the Participant's or Beneficiary's whereabouts is unknown, the benefit will be forfeited and the forfeited amount will be utilized in one of the following ways, as determined by the Committee in its sole and absolute discretion:

     (a)  By paying the forfeited amount to the Beneficiary.

     (b) By paying the forfeited amount to the Participant's spouse (if then living).

     (c) If there is no known Beneficiary or surviving spouse, by paying the forfeited amount to one or more of the Participant's relatives (if then living) in any proportion the Committee determines to be equitable.

     (d)  By treating the forfeited amount as a Remainder under Section 7.4.

     Section 8.10 Claims and Review Procedures. While a Participant or Beneficiary need not file a claim to receive a benefit under the Plan, such a person may submit a written claim to the Committee or seek a review of the Committee's benefit determination. The Committee will afford the Participant or Beneficiary a full and fair review of such a request as provided in Supplement A.

     Section 8.11 Committee Expenses. All usual and reasonable expenses of the Committee may be paid in whole or in part by the Employers (in the proportion determined by the Company), and any expenses not paid by the Employers may be paid by the Trustee out of the principal or income of the Trust fund. Any member of the Committee who is an employee of an Affiliate may not receive compensation with respect to his services for the Committee.

     Section 8.12 Fiduciary Responsibilities. A fiduciary with respect to the Plan or Trust will discharge his fiduciary duties solely in the interest of Plan Participants and their Beneficiaries with the care, skill, prudence and diligence under the circumstances then prevailing that a prudent person acting in a like capacity and familiar with such matters would use in the conduct of an enterprise of like character and with like aims. It is intended under the Plan and Trust that a fiduciary will be responsible only for the proper exercise of its own fiduciary duties and obligations to the extent not properly allocated or delegated to other persons.

     Section 8.13 Trustee "Put" Option. The Trustee will have the right to require the Company to purchase shares of Company Stock it holds under the Plan:

     (a) But only to the extent the Trustee has an obligation under the Plan or by law to distribute cash from the Trust and does not have sufficient cash to pay that obligation; and

     (b) Only if the Trustee notifies the Company in writing of its cash needs (including the specific dollar amount of the need) prior to the date the obligation is payable. Such notification will include the approximate number of shares of Company Stock which must be sold for the Trustee to satisfy its obligation.

     If the preceding requirements are satisfied, the Company must then purchase not less than the number of shares specified by the Trustee in its notice within 90 days of receiving the written "put" demand from the Trustee. The purchase price for the shares and the terms and conditions of the purchase transaction will be subject to the provisions of Section 5.2. If, prior to such payment date, the Company either makes a contribution of cash to the Trust under Article III or it pays a cash dividend on Company Stock to the Trustee in an amount sufficient to satisfy the cash need identified in the Trustee's written notice under (b) above, the foregoing requirements of this Section 8.13 will not apply.

                                   ARTICLE IX
                                   ----------

                                  Miscellaneous
                                  -------------

     Section 9.1 Nonguarantee of Employment. Nothing contained in this Plan may be construed as a contract of employment between an Employer and any employee, or as a right to be engaged or continued in the employment of an Employer, or as a limitation of the right of an Employer to discharge any of its employees, with or without cause.

     Section 9.2 Rights to Trust Assets. No employee or Beneficiary has any right to, or interest in, any assets of the Trust, except as provided from time to time under this Plan. Benefits payable under the Plan to any person are to be paid solely out of the assets of the Trust fund and the liability of the Committee, the Employers and the Trustee to make a benefit payment under the Plan is limited to the Trust assets available for that purpose.

     Section 9.3 Nonalienation of Benefits. Except as may be required by the tax withholding provisions of a federal, state or municipal tax act or pursuant to a qualified domestic relations order (as that term is defined in Code Section 414(p)) or pursuant to a judgment or settlement entered into on or after August 5, 1997, described in Code Section 401(a)(13)(C), benefits payable under this Plan are not subject in any manner to sale, transfer, assignment, pledge, encumbrance, garnishment, or levy of any kind, either voluntary or involuntary, prior to actually being received by the person entitled to the benefit under the terms of the Plan; and any attempt to sell, transfer, assign, pledge, encumber, or otherwise dispose of any right to benefits payable hereunder will be void. The Trust fund will not be liable for, or subject to, the debts, contracts, liabilities, engagements or torts of any person entitled to benefits hereunder.

     Section 9.4 Applicable State Law. To the extent not superseded by the laws of the United States, this Plan will be administered and construed and its validity determined under the laws of the State of Indiana, without regard to that state's choice of law principles.

     Section 9.5 Illegal or Invalid Provisions. In the event any provision of this Plan is held illegal or invalid for any reason, such illegality or invalidity will not affect the remaining parts of this Plan, and the Plan will be construed and enforced as if such illegal or invalid provision had never been inserted herein.

     Section 9.6 Gender and Number. Words in the masculine gender are to be construed to include the feminine gender in all cases where appropriate and words in the singular or plural are to be construed as being in the plural or singular where appropriate.

     Section 9.7 Execution in Counterparts. This Plan may be executed in any number of counterparts each of which will be deemed to be an original. All the counterparts will constitute but one and the same instrument and may be sufficiently evidenced by any one counterpart.

     Section 9.8 Waiver of Notice. Any notice required under the Plan may be waived by the party entitled to such notice.

     Section 9.9 Action by the Employers. Any action required or permitted to be taken by an Employer under the Plan or Trust must be by resolution of its Board of Directors, by a duly authorized committee of its Board of Directors or by a person or persons duly authorized by its Board of Directors or such committee.

     Section 9.10 Indemnification. To the extent permitted by law, the Employers will indemnify each current and former employee, director of an Employer and each current and former Committee member against any and all liability or claim of liability (to the extent not indemnified under any liability insurance contract or other indemnification agreement) which the person incurs on account of any act or failure to act in connection with the good faith administration of the Plan, including all expenses incurred in the person's defense if the Employers fail to provide a defense after having been requested to do so in writing. The right to indemnification under this Section 9.10 is conditioned upon the person notifying the Company of the claim of liability within 30 days of the notice of that claim and offering the Company the right to participate in and control the settlement and defense of the claim.

     Section 9.11 Nonguarantee of Funds. Neither the Trustee, the Committee, nor the Employers in any way guarantee the Trust fund from loss or depreciation.

     Section 9.12 Qualified Domestic Relations Orders. Notwithstanding the provisions of Article VII, payments from a Participant's Account may be made (to the extent vested under Section 7.3) to an "Alternate Payee" under a "Qualified Domestic Relations Order" (as those terms are defined under Code Section 414(p) of the Code) prior to a Participant's retirement or other termination of employment. As soon as practicable following the Committee's determination that a domestic relations order constitutes a Qualified Domestic Relations Order, that portion of the Participant's Accounts awarded to the Alternate Payee pursuant to the Qualified Domestic Relations Order will be transferred to an account maintained on behalf of the Alternate Payee. Nothing contained in this Plan will prevent the Trustee, in accordance with the direction of the Committee, from complying with the provisions of a Qualified Domestic Relations Order.

     Section 9.13 Federal and State Securities Law Compliance.

     (a) Each Participant or Beneficiary may be required by the Committee, prior to the transfer of Company Stock to such Participant or Beneficiary, to execute and deliver an agreement, in form and substance acceptable to the Committee, certifying such person's intent to hold such Company Stock and containing such other representations and agreements relating to the Company Stock as the Committee may reasonably request;

     (b) The Committee will take all necessary steps to comply with any applicable registration or other requirements of federal or state securities laws from which no exemption is available; and

     (c) Stock certificates distributed to Participants may bear such legends concerning restrictions imposed by federal or state securities laws, and concerning other restrictions and rights under the Plan, as the Committee in its discretion may determine.

                                   ARTICLE X
                                   ---------

                            Amendment and Termination
                            -------------------------

     Section 10.1 Amendment. The Company reserves the right to amend the Plan from time to time in its sole discretion, provided that the amendment:

     (a) Except as provided in Section 11.3, does not cause any part of the Trust fund to be used for, or diverted to, any purpose other than the exclusive benefit of Participants or their Beneficiaries.

     (b) Does not eliminate or reduce a Participant's accrued benefit under the Plan.

     (c) Does not increase the duties, powers, or liabilities of the Trustee without its written consent.

     Section 10.2 Termination. While the Employers expect and intend to continue the Plan, the Company reserves the right to terminate the Plan with respect to all Employers at any time in its sole discretion. In addition, the Plan will terminate with respect to an individual Employer (a) by resolution of the Employer's Board of Directors, provided that 30 days advance written notice is given to the Committee and the Company, (b) upon the dissolution, merger, consolidation or reorganization of the Employer or the sale by the Employer of all or substantially all of its assets (unless a successor is substituted for the Employer under Section 11.1) or (c) upon the Employer's complete discontinuance of contributions under the Plan. A partial termination of the Plan may occur with respect to a group of Participants on any date specified by the Company or required by law.

     Section 10.3 Termination Procedures. The date of a termination or partial termination (a "Plan Termination Date") will constitute a special Accounting Date under Section 4.2. After the adjustments required under Section 4.3 have been made, the Committee may reserve a sum it deems to be reasonably necessary to pay any absolute or contingent liabilities of the Plan or Trust and may charge that sum to each Participant's Account on a pro rata basis according to the Account balances as adjusted under the preceding sentence. If, as of the date the Plan is terminated, a Loan is outstanding, the shares of Company Stock held in the suspense account referred to in Section 5.4 as of such date and pledged as collateral for such Loan (or the proceeds from the sale of such Company Stock) will be applied by the Trustee solely to discharge the Loan. The Account balances of affected Participants and Beneficiaries, as adjusted, will be fully vested and nonforfeitable as of the Plan Termination Date and will be distributed in a single sum or will continue to be administered as part of the Trust, as determined by the Committee. All provisions of the Plan which are not inconsistent with this Article X will continue in effect, including all the powers and duties of the Committee, the Company and the Trustee, until a complete distribution of the Trust fund has been made.

     Section 10.4 Limitation on Amendment or Termination. Notwithstanding the provisions of Sections 10.1 and 10.2, to the extent required by the terms of any Loan, the Company will not terminate the Plan, or make any amendment to the Plan while any Loan will remain outstanding and unpaid in whole or in part, without the prior written consent to any such termination or amendment by all holders and guarantors, if any, of the Plan's obligations under such Loan. Where any holder or guarantor has a representative on the Committee, such prior written consent will not be required if such representative approves the amendment.

                                   ARTICLE XI
                                   ----------

                       Successors, Mergers and Plan Assets
                       -----------------------------------

     Section 11.1 Successors. In the event of the dissolution, merger, consolidation or reorganization of an Employer or the sale by an Employer of all or substantially all of its assets, provision may be made with the consent of the Company by which the Plan and Trust will be continued by the Employer's successor; and, in that event, the successor will be substituted for the Employer under the Plan. Upon the substitution, the successor will assume all Plan liabilities and will assume all of the powers, duties and responsibilities of that Employer under the Plan.

     Section 11.2 Plan Mergers, Consolidations and Transfers. The Plan will not, in whole or in part, be merged or consolidated with or have its assets or liabilities transferred to any other plan, unless each Participant of this Plan would be entitled to receive a benefit immediately after the merger, consolidation or transfer (if the Plan terminated on that date) equal to or greater than the benefit he would have been entitled to immediately before the merger, consolidation or transfer (if the Plan terminated on that date).

     Section 11.3 Plan Assets. The Employers will have no right, title or interest in any portion of the Trust fund, nor may any portion of the Trust fund be returned to an Employer, directly or indirectly, except:

     (a) If the Internal Revenue Service determines that the Plan as initially adopted by an Employer does not meet the requirements of Code Section 401(a) and the Company determines that the Plan cannot be amended to meet the Internal Revenue Service's requirements, a contribution made before the Internal Revenue Service's determination, provided that (i) the contribution is returned to the Employer within one year of the determination and (ii) the qualification application is made by the time prescribed by law for filing the Employers' return for the taxable year in which the Plan is adopted or such later date as the Secretary of the Treasury may prescribe.

     (b) A contribution made by a mistake of fact, provided that the contribution is returned to the Employer within one year of the original contribution date.

     (c) The portion of a contribution that is disallowed as an expense for federal income tax purposes, provided that such amount is returned to the Employer within one year of the disallowance.

     Any amount returned under subsection (b) or (c) above must first be reduced by any amount previously distributed from the Trust fund and then by any Trust fund losses allocable to that amount, and in no event may the return of the contribution under those subsections cause any Participant's Account balance to be less than the Account balance he would have been credited with had the contribution not been made.

                                  ARTICLE XII
                                  -----------

                              Voting Company Stock
                              --------------------

     Section 12.1 Matters Which Require Pass Through of Voting Rights. Each Participant or Beneficiary will be entitled to direct the Trustee as to the manner in which voting rights of shares of the Company Stock allocated to his Company Stock Account are to be exercised with respect to all matters with respect to which such shares are entitled to be voted.

     Section 12.2 Confidential Procedure for Passing Through Voting Rights. The Committee will, at least 30 days prior to each meeting of holders of Company Stock, provide each Participant entitled under Section 12.1 to direct the voting of Company Stock, with notice of such meeting and of those matters which at the time of the mailing of such notice are subject to confidential direction by a Participant, as set forth in this Section 13.2, and are expected to be presented at such meeting for action by holders of Company Stock, together with an appropriate form with which the Participant can direct the Trustee, in confidence, as to the manner of voting on such matters. If instructions on such matters are not received by the Trustee with respect to any Company Stock at least ten business days prior to such meeting, then pursuant to Section 12.3, the Committee will instruct the Trustee as to how to vote the shares of Company Stock with respect to which no such instructions were received.

     Section 12.3 Committee Direction of Trustee. The Committee will direct the Trustee as to the manner of voting any Company Stock (i) allocated to a Company Stock Account of a Participant with respect to such matters as to which no voting instructions as provided in Section 12.2 have been received from Participants, and (ii) contributed to the Trust but not yet allocated to Participants' Company Stock Accounts. The Committee will direct the Trustee to vote the shares of Company Stock specified in the preceding sentence in the same proportion and in the same manner as the shares allocated to Company Stock Accounts with respect to which timely and proper instructions by Participants have been received. The Trustee will vote all shares as directed by the Committee pursuant to this Section 12.3 and by the Participants pursuant to
Section 12.1, subject to fiduciary obligations imposed upon it by ERISA.

     Section 12.4 Tender Offers. If the Plan receives a written offer or offer for tenders ("Offer") to purchase Company Stock held by the Plan, the Trustee will not sell or tender any shares of Company Stock held by the Plan unless instructed to do so by the Participants, as provided below. A Participant will be entitled to direct the Trustee as to whether the Company Stock allocated to his Company Stock Account will be tendered or not tendered in response to the Offer.

     Upon receipt of an Offer, the Committee will, as soon as practicable, notify Participants of the Offer and the terms and conditions thereof. Such notification may include the Company's position with respect to the Offer and an appropriate form on which Participants can direct whether or not, and the conditions, if any, upon which, the Company Stock allocated to a Participant's Company Stock Account will be sold or tendered. If no instructions are received from a Participant within ten days from the date of notification, the shares of Company Stock allocated to his Company Stock Account will not be sold or tendered and it will be conclusively presumed that such Participant elects not to have Company Stock allocated to his Company Stock Account sold or tendered. The Participants may also instruct the Trustee to revoke their tender and withdraw any tender previously made.

                                  ARTICLE XIII
                                  ------------

                 Diversification of Investment in Company Stock
                 ----------------------------------------------

     The provisions of this Article XIII will apply to all shares of Company Stock held by the Plan; provided, however, the provisions of this Article XIII will not apply to the extent a Participant's Company Stock Account as of the December 31st Accounting Date immediately preceding any year during the Qualified Election Period does not exceed $500.

     Section 13.1 Election by Qualified Participant. Each Qualified Participant will be permitted to direct the Committee as to the diversification of the investment of his Company Stock Account within 90 days after the last day of each Plan Year during the Participant's Qualified Election Period. "Qualified Participant" means a Participant who has both attained age 55 and completed at least ten years of participation in this Plan. All of a Participant's years of actual participation in the Plan since the Original Effective Date will be credited to him for purposes of determining whether he is a Qualified Participant. "Qualified Election Period" means the six Plan Year period commencing with the first Plan Year during which the Participant first became a Qualified Participant. Provided, however, if a Participant has not completed ten years of participation in the Plan by the end of the Plan Year in which the Participant attains age 55, the Qualified Election Period will begin with the Plan Year in which the Participant completes ten years of participation in the Plan and ends with the fifth succeeding Plan Year. Such election may be modified, revoked or superseded by a new election at any time during such 90 day election period. The portion of a Qualified Participant's Company Stock Account subject to such diversification election in each of the years during such Qualified Election Period is equal to:

     (a) 25 percent of the total number of whole shares of Company Stock acquired by or contributed to the Plan that have ever been allocated to the Qualified Participant's Company Stock Account and which are subject to this election; less

     (b) The number of whole shares of Company Stock diversified pursuant to this Section 13.1. With respect to the last year of the Qualified Election Period, "50 percent" will be substituted for "25 percent" in determining the amount subject to the diversification election.

     Section 13.2 Method of Diversifying Investment.

     (a) A Qualified Participant's direction to diversify his Company Stock Account will be provided to the Committee in writing and will be effective no later than 180 days after the close of the Plan Year to which the direction applies.

     (b) For distributions made prior to January 1, 2002, a Qualified Participant may direct the Plan to distribute Company Stock and, if applicable, such distribution will be subject to the requirements of
          Section 6.3, concerning put options, as would otherwise apply to a distribution of Company Stock from the Plan. Such distribution will also be made in accordance with the provisions of Section 7.9, concerning the Committee's ability to direct that the Participant receive his distribution in the form of cash. The amount of cash to be distributed will be equal to the fair market value of the shares of Company Stock to which the election relates, as determined by the Committee under
          Section 5.2, based on the per share closing price of the Company Stock as reported on the NASDAQ exchange on the last business day which immediately precedes the date on which a cash distribution will be made. Such distribution will be made no later than 90 days after the last day of the period during which the election can be made. The amount of cash necessary to implement the Qualified Participant's election will, to the extent necessary to comply with such direction, be funded by the Committee by charging, on a pro rata basis, the Other Investments Accounts of all Participants, former Participants and Beneficiaries who did not (or were not entitled to) make an election for the Plan Year under this Article XIII. The Company Stock purchased from the Qualified Participant's Company Stock Account will be credited, on a pro rata basis, to the corresponding Company Stock Accounts of Participants, former Participants and Beneficiaries who did not (or were not entitled to) make an election for the Plan Year under this Article XIII.

     (c) In lieu of distribution under subsection (b), a Qualified Participant may direct the Plan to transfer the portion of his Company Stock Account to which the direction relates to another qualified plan of the Employer which accepts such transfers provided that such plan permits employee-directed investments and does not invest in Company Stock to a substantial degree. The portion of the Qualified Participant's Company Stock Account to which the direction relates will be transferred to the other qualified plan in cash. The amount of cash to be transferred will be determined by valuing the shares of Company Stock to which the election relates, using the per share closing price of Company Stock as reported on NASDAQ exchange on the last business day which immediately precedes the date the transfer is made. Such transfer will be made no later than 90 days after the last day of the period during which the election can be made. The amount of cash necessary to implement the Qualified Participant's election will, to the extent necessary to comply with such direction, be funded by the Committee by charging, on a pro rata basis, the Other Investments Accounts of all Participants, former Participants and Beneficiaries who did not (or were not entitled to) make an election for the Plan Year under this Article XIII. The Company Stock purchased from the Qualified Participant's Company Stock Account will be credited, on a pro rata basis, to the corresponding Company Stock Accounts of Participants, former Participants and Beneficiaries who did not (or were not entitled to) make or elect for the Plan Year under this
          Article XIII.

     (d) Effective for distributions made on or after January 1, 2002, a Qualified Participant may direct the Plan to distribute Company Stock and, if applicable, such distribution will be subject to the requirements of Section 6.3 concerning put options as would otherwise apply to distribution of Company Stock from the Plan.

     (e) This Section applies notwithstanding any other provisions in the Plan other than such provisions as require the consent of the Participant to a distribution of the

          Participant's vested Accounts under the Plan in excess of $5,000. If the Participant does not provide his consent to the distribution in a manner which satisfies the requirement of Section 7.5, such amount will be retained in the Plan.

     (f) A Qualified Participant may elect not to diversify a portion of his Company Stock Account. The failure by a Qualified Participant to make a timely or proper election under Section 13.2 will be treated for all purposes of this Article XIII as an election not to exercise his diversification rights.

                                  ARTICLE XIV
                                  -----------

                           Participation By Affiliates
                           ---------------------------

     Section 14.1 Affiliate Participation. Any Affiliate may adopt the Plan and become an Employer under the Plan and a party to the Trust by filing:

     (a) A certified copy of a resolution of its Board of Directors to that effect with the Company, the Committee and the Trustee; and

     (b) A written document signed by an officer of the Company which indicates the Company's consent to that action with the Committee and the Trustee.

     Section 14.2 Company Action Binding on Other Employers. As long as the Company is an Employer under the Plan, it is empowered to act for any other Employer in all matters relating to the Plan, the Committee or the Trustee.

                                  SUPPLEMENT A
                                  ------------

                          Claims and Review Procedures
                          ----------------------------

     Section A-1 Procedures Governing the Filing of Benefit Claims. All Benefit Claims must be filed on the appropriate claim forms available from the Committee or in accordance with the procedures established by the Committee for claim purposes. A "Benefit Claim" means a request for a Plan benefit or benefits, made by a Claimant or by an authorized representative of a Claimant, that complies with the Plan's procedures for making benefit claims. "Claimant" means a Participant, a surviving spouse of a Participant, a Beneficiary, or an Alternate Payee, who is claiming entitlement to the payment of any benefit payable under the Plan.

     Section A-2 Notification of Benefit Determinations. The Committee will notify a Claimant, in accordance with Section A-3 below, of the Plan's benefit determination within a reasonable period of time after receipt of a Benefit Claim, but not later than 90 days (45 days in the case of a Disability Claim) after receipt of the Benefit Claim by the Plan.

     If special circumstances require an extension of time for processing the Benefit Claim, the Committee will notify the Claimant of the extension prior to the termination of the initial period described above. The notice will indicate the special circumstances requiring the extension of time and the date by which the Plan expects to make the benefit determination. In no event will the extension exceed a period of 90 days from the end of the initial period.

     In the case of a Disability Claim, the extension period will not exceed 30 days, unless prior to the end of first 30-day extension period, the Committee determines that, due to matters beyond its control, a decision cannot be rendered within the extension period, in which case the period for making the determination may be extended for an additional 30 days. Every Disability Claim notice will specifically explain the standards on which entitlement to a benefit is based, the unresolved issues that prevent a decision on the claim, the additional information needed to resolve those issues and the Claimant's right to provide the specified information within 45 days. If the extension is in effect due to the Claimant's failure to submit information necessary to decide a Disability Claim, the period for making the benefit determination will be tolled from the date on which the notice of the extension is sent to the Claimant until the date on which the Claimant responds to the request for information. The term "Disability Claim" means a request for a Plan benefit made by a Claimant due to the purported Total and Permanent Disability of a Plan Participant.

     Section A-3 Manner And Content of Notification of Benefit Determinations. All notices given by the Committee under the Plan will be given to a Claimant, or to his authorized representative, in a manner that satisfies the standards of 29 CFR 2520.104b-1(b) as appropriate with respect to the particular material required to be furnished or made available to that individual. The Committee may provide a Claimant with either a written or an electronic notice of the Plan's benefit determination. Any electronic notification will comply with the standards imposed by 29 CFR 2520.104b-1(c)(1)(i), (iii) and (iv). In the case of an Adverse Benefit Determination, the notice will set forth, in a manner calculated to be understood by the Claimant:

     (a)  The specific reasons for the adverse determination;

     (b) Reference to the specific Plan provisions (including any internal rules, guidelines, protocols, criteria, etc.) on which the determination is based;

     (c) A description of any additional material or information necessary for the Claimant to complete the claim and an explanation of why such material or information is necessary;

     (d) For a Disability Claim, the identification of any medical or vocational experts whose advice was obtained on behalf of the Plan in connection with Claimant's Adverse Benefit Determination, without regard to whether the advice was relied upon; and

     (e) A description of the Plan's review procedures and the time limits applicable to such procedures.

The term "Adverse Benefit Determination" means a denial, reduction, or termination of, or a failure to provide or make payment (in whole or in part) for, any benefit payable under the Plan.

     Section A-4 Appeal of Adverse Benefit Determinations. A Claimant who receives an Adverse Benefit Determination and desires a review of that determination must file, or his authorized representative must file on his behalf, a written request for a review of the Adverse Benefit Determination, not later than 60 days (180 days for a Disability Claim) after receiving the determination.

     The written request for a review must be filed with the Committee. Upon receiving the written request for review, the Committee will advise the Claimant, or his authorized representative, in writing that:

     (a) The Claimant, or his authorized representative, may submit written comments, documents, records, and any other information relating to the claim for benefits; and

     (b) The Claimant will be provided, upon request of the Claimant or his authorized representative, reasonable access to, and copies of, all documents, records, and other information relevant to the Claimant's Benefit Claim, without regard to whether those documents, records, and information were considered or relied upon in making the Adverse Benefit Determination that is the subject of the appeal.

     Section A-5 Benefit Determination on Review. All appeals by a Claimant of an Adverse Benefit Determination will receive a full and fair review by an appropriate named fiduciary of the Plan. In the case of a Disability Claim, the named fiduciary will not be: (i) the party who made the Adverse Benefit Determination that is the subject of the appeal, nor (ii) the subordinate of that party. In performing this review for a Disability Claim, the named fiduciary will take into account all comments, documents, records, and other information submitted by the Claimant (or the Claimant's authorized representative) relating to the claim, without regard to whether the information was submitted or considered in the initial benefit determination, and will not afford deference to the initial Adverse Benefit Determination. For a Disability Claim, the named fiduciary will consult with a healthcare professional who has appropriate training and experience in the field of medicine involved in the medical judgment and who was not consulted in connection with the Adverse Benefit Determination and who is not the subordinate of such an individual if the named fiduciary believes that such a consultation is necessary to properly complete the review process.

     Section A-6 Notification of Benefit Determination on Review. The Committee will notify a Claimant, in accordance with Section A-7, of the Plan's benefit determination on review within a reasonable period of time, but not later than 60 days (45 in the case of a Disability Claim) after the Plan's receipt of the Claimant's request for review of an Adverse Benefit Determination. If, however, special circumstances require an extension of time for processing the review by the named fiduciary, the Claimant will be notified, prior to the termination of the initial 60 (or 45) day period, of the special circumstances requiring the extension and the date by which the Plan expects to render the Plan's benefit determination on review, which will not be later than 120 days (90 days in the case of a Disability Claim) after receipt of a request for review. Provided, however, in the case of a Plan with a Committee or other group designated as the appropriate named fiduciary that holds regularly scheduled meetings at least quarterly, the time limit of this Section will be modified in accordance with 29 CFR 2560.503-1(i)(1)(ii) or 29 CFR 2560.503-1(i)(3)(ii), whichever is applicable.

     If the extension period is in effect for a Disability Claim but the extension is due to the Claimant's failure to submit information necessary to decide a claim, the period for making the benefit determination on review will be tolled from the date on which notification of the extension is sent to the Claimant until the date on which the Claimant responds to the request for additional information.

     Section A-7 Manner and Content of Notification of Benefit Determination on Review. The Committee will provide a Claimant with notification of its benefit determination on review in a method described in Section A-3.

     In the case of an Adverse Benefit Determination on review, the notification must set forth, in a manner calculated to be understood by the Claimant:

     (a)  The specific reasons for the adverse determination on review;

     (b) Reference to the specific Plan provisions (including any internal rules, guidelines, protocols, criteria, etc.) on which the benefit determination on review is based;

     (c) A statement that the Claimant is entitled to receive, upon request and free of charge, reasonable access to, and copies of, all documents, records and other information relevant to the Claimant's Benefit Claim, without regard to whether those records were considered or relied upon in making the Adverse Benefit Determination on review, including any reports, and the identities, of any experts whose advice was obtained.

                                  SUPPLEMENT B
                                  ------------

Top-Heavy ProvisionsSection B-1 Application. The purpose of this Supplement B is to satisfy the requirements of Code Section 416. Consequently, the provisions of this Supplement B will apply for each Plan Year the Plan is determined to be a "Top-Heavy Plan" under Section B-2.

     Section B-2 Top-Heavy Plan. Subject to the provisions of Section B-5, the Plan will be a Top-Heavy Plan for a Plan Year if on that Plan Year's Determination Date the sum of the Account balances of Participants who are Key Employees (as defined in Section B-3) exceeds 60 percent of the sum of the Account balances of all Participants. For purposes of the preceding sentence, the "Determination Date" for a Plan Year means the last day of the preceding Plan Year.

     Section B-3 Key Employees. For purposes of this Supplement B:

     (a) The term "Key Employee" means any employee or former employee (including a deceased employee) of an Affiliate who, at any time during the Plan Year that includes the Determination Date, is:

          (i) An officer of an Affiliate whose annual compensation is greater than $130,000 (as adjusted under Code Section 416(i)(1) for Plan Years beginning after December 31, 2002);

          (ii) A five-percent owner of an Affiliate; or

          (iii) A one-percent owner of an Affiliate having annual compensation of more than $150,000.

          For this purpose annual compensation means compensation within the meaning of Code Section 415(c)(3). The determination of who is a Key Employee will be made in accordance with Section 416(i)(1) of the Code and the applicable regulations and other guidance of general applicability issued thereunder.

     (b)  The term "Non-Key Employee" means any employee who is not a Key
          Employee.

          The terms "Key Employee" and "Non-Key Employee" include the beneficiaries of such employees, respectively.

     Section B-4 Determination of Account Balances. For purposes of determining Participants' present value of accrued benefits and the amount of Account balances as of any Determination Date under Section B-2, the following rules apply:

     (a) The present values of accrued benefits and the amounts of Account balances of an employee as of the Determination Date will be increased by the distributions made with respect to the employee under the Plan and any plan aggregated with the Plan under Code Section 416(g)(2) during the one-year period ending on the Determination Date. The preceding sentence also applies to distributions under a terminated plan which, had it not been terminated, would have been aggregated with the Plan under Code Section 416(g)(2)(A)(i). In the case of a distribution made for a reason other than separation from service, death, or Total and Permanent Disability, this provision will be applied by substituting "five-year period" for "one-year period."

     (b) Notwithstanding subsection (a) above, the accrued benefits and account balances of a Participant who has not performed services for an Affiliate during the one-year period ending on the Determination Date will not be taken into account.

     (c) The account balance of a Non-Key Employee who was a Key Employee with respect to any prior Plan Year will be disregarded.

     (d) A Participant's Account balance will be decreased by any amount rolled over into the Plan if the rollover was initiated by the Participant and the amount came from a plan other than a plan maintained by an Affiliate.

     Section B-5 Aggregation of Plans. The Plan will be a Top-Heavy Plan under Section B-2 if it is part of a Top-Heavy Group for that Plan Year.

     (a) Top-Heavy Group. The term "Top-Heavy Group" means each plan maintained by an Affiliate in which a Key Employee participates and each other plan which enables such a plan to meet the requirements of Code
          Section 401(a)(4) or 410 (either type of plan is referred to below as an "Aggregated Plan") where as of a Determination Date the sum of:

          (i) The total of the account balances of Key Employees under any defined contribution plan that constitutes an Aggregated Plan, and

          (ii) The present value of the cumulative accrued benefits of Key Employees under any defined benefit plan that constitutes an Aggregated Plan exceeds 60 percent of a similar sum determined for all employees.

     (b) Additional Plans. The Company may treat any other plan it or any other Affiliate maintains as an Aggregated Plan under subsection (a) above, provided that the Aggregated Plans would in combination with that plan or plans continue to meet the requirements of Code Sections 401(a)(4) and 410. If the Aggregated Plans which include this Plan do not comprise a Top-Heavy Group, this Plan will not be a Top-Heavy Plan under Section B-2.

     (c) Other Rules. The rules of Section B-4 will apply to determine the account balances of employees under this Section B-5 (and the term "Accrued Benefit" will be substituted for the term "Account Balance" to determine benefits under a defined benefit plan). Any plan (including a terminated plan) that was maintained by an Affiliate within the five year period ending on the Determination Date will be treated as an Aggregated Plan if it is otherwise described in subsection (a) above.

     Section B-6 Minimum Benefit. For any Plan Year in which the Plan is determined to be a Top-Heavy Plan, the contribution allocated under Section 4.6 to the account of any

Participant who is a Non-Key Employee may not be less than an amount equal to three percent (or, if lesser, the highest contribution percentage rate of any Key Employee for that year) of the Participant's compensation, as defined in Section B-3. A Participant will be entitled to receive an allocation under this Section B-6 if he is employed by an Employer on the last day of the Plan Year regardless of the number of Hours of Service he accrued in that year. If the Company or an Affiliate maintains a defined benefit plan that is part of a Top-Heavy Group for any Plan Year under Section B-5, any Non-Key Employee who participates under both this Plan and the defined benefit plan will be entitled to a minimum benefit equal to five percent of his compensation. Notwithstanding the foregoing, if an Affiliate maintains any other plan, the minimum benefit required under this Section B-6 will be adjusted in accordance with regulations issued under Code Section 416(f) to prevent an inappropriate duplication or omission of required minimum benefits or contributions. In this regard, the minimum benefit will be provided under this Plan.

     Section B-7 Minimum Vesting. For any Plan Year in which the Plan is determined to be a Top-Heavy Plan, a Participant's Vested Percentage under
Section 7.3 will be determined in accordance with the following schedule:

                                      Vested               Forfeited
         Years of Service           Percentage             Percentage
         ----------------           ----------             ----------
         Less than 3                      0%                    100%
         3 or more                      100%                      0%

If the foregoing provisions of this Section B-7 become effective, and the Plan subsequently ceases to be a Top-Heavy Plan, any Participant who has completed three or more Years of Service will continue to have the Vested Percentage of his Accounts determined under this Section B-7.

     Section B-8 Adjustment of Combined Benefit Limitations. For any Plan Year beginning before January 1, 2000, in which the Plan is determined to be a Top-Heavy Plan, 100 percent will be substituted for 125 percent in computing the dollar limitation used to determine the defined benefit plan and defined contribution plan fractions described in Section 4.11, unless (a) the minimum benefit of Section B-6 is allocated to Non-Key Employees with the term "four percent" substituted for the term "three percent" and the term "seven and one-half percent" substituted for the term "five percent" and (b) the Plan is not super top-heavy. The Plan will be super top-heavy for any Plan Year in which the Plan would be top-heavy under this Supplement B if the term "90 percent" were substituted for the term "60 percent" where the latter appears in Section B-2.